As filed with the Securities and Exchange Commission on November 17, 1999

                                                     1933 Act File No. 333-28697
                                                     1940 Act File No. 811-8243

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [ X ]
                  Pre-Effective Amendment No.                              [   ]
                                               ------
                  Post-Effective Amendment No.    5                        [ X ]
                                               ------

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [ X ]
                  Amendment No.                  6
                                               ------
                        (Check appropriate box or boxes.)

                                  POTOMAC FUNDS
               (Exact name of Registrant as Specified in Charter)

                             1311 Mamaroneck Avenue
                          White Plains, New York 10605
               (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code: (914) 381-2080

                               Thomas A. Mulrooney
                             1311 Mamaroneck Avenue
                          White Plains, New York 10605
                     (Name and Address of Agent for Service)

                                    Copy to:
                              Robert J. Zutz, Esq.
                           Kirkpatrick & Lockhart LLP
                          1800 Massachusetts Avenue, NW
                             Washington, D.C. 20036

         Approximate Date of Proposed Public Offering     November 17, 1999
                                                      -----------------------

It is proposed that this filing will become effective (check appropriate box)
     [ ]  immediately  upon filing  pursuant to paragraph  (b)
     [x]  on November 17, 1999  pursuant to  paragraph  (b)
     [ ]  60 days after filing pursuant to paragraph (a)(1)
     [ ]  on (date) pursuant to paragraph (a)(1)
     [ ]  75 days after  filing  pursuant to  paragraph  (a)(2)
     [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                THE POTOMAC FUNDS


                       CONTENTS OF REGISTRATION STATEMENT


This registration document is comprised of the following:

                  Cover Sheet

                  Contents of Registration Statement

                  Prospectus for the Potomac Funds

                  Statement of Additional Information for the Potomac Funds

                  Part C of Form N-1A

                  Signature Page

                  Exhibits

                                   PROSPECTUS
                                NOVEMBER 17, 1999



                                    POTOMAC


                                     [LOGO]

                                     FUNDS


                             100 South Royal Street
                           Alexandria, Virginia 22314

                             1311 Mamaroneck Avenue
                          White Plains, New York 10605

                                 (800) 851-0511




     -------------------------------------------------------------------

            PLUS FUNDS                                   SHORT FUNDS
     -------------------------------------------------------------------
          Potomac U.S. Plus Fund           Potomac U.S./Short Fund
          Potomac OTC Plus Fund            Potomac OTC/Short Fund
          Potomac Dow 30(SERVICEMARK)      Potomac Dow 30(SERVICEMARK)/
           Plus Fund                       Short Fund
          Potomac Small Cap Plus Fund      Potomac Small Cap/Short Fund
          Potomac Internet Plus Fund       Potomac Internet/Short Fund
          Potomac Japan Plus Fund          Potomac Japan/Short Fund
    ---------------------------------------------------------------------

                  ---------------------------------------------

                               MONEY MARKET FUND
                  ---------------------------------------------
                             Potomac U.S. Government
                                Money Market Fund
                  ---------------------------------------------




   LIKE SHARES OF ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR
        DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE
         SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR
             ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                        CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS

OVERVIEW OF THE POTOMAC FUNDS................................................1

THE POTOMAC FUNDS............................................................2
   Potomac U.S. Funds........................................................5
   Potomac OTC Funds.........................................................2
   Potomac Dow 30(SERVICEMARK)Funds..........................................2
   Potomac Small Cap Funds...................................................3
   Potomac Internet Funds....................................................4
   Potomac Japan Funds.......................................................6
   Investment Techniques and Policies........................................7
   Risk Factors..............................................................8
   Potomac U.S. Government Money Market Fund................................10
   Performance of the Potomac Funds.........................................11
   Fees and Expenses of the Potomac Funds...................................13

ABOUT YOUR INVESTMENT.......................................................18
   Share Prices of the Potomac Funds........................................18
   Classes of Shares........................................................19
   Rule 12b-1 Fees..........................................................20
   How to Invest in the Potomac Funds.......................................21
   How to Exchange Shares of the Potomac Funds..............................22
   How to Sell Shares of the Potomac Funds..................................23
   Account and Transaction Policies.........................................24

ADDITIONAL INFORMATION......................................................25
   Management of the Funds..................................................25
   Distributions and Taxes..................................................26
   Year 2000................................................................27
   Master/Feeder Structure Option...........................................27
   Financial Highlights.....................................................28

MORE INFORMATION ON THE POTOMAC FUNDS...............................Back Cover

                          OVERVIEW OF THE POTOMAC FUNDS

The Potomac Funds consist primarily of pairs of funds. Each pair consists of one "plus" fund and one "short" fund. Each "plus" fund is designed to provide a return that is greater than the return provided by its target index when the value of the target index rises. Unlike traditional index funds, each "plus" fund (except for the Potomac U.S. Plus Fund) seeks to provide a return that is equal to 125% of the return of a specific stock market index. The Potomac U.S. Plus Fund seeks to provide a return that is equal to 150% of the return of a specific stock market index. Each "short" fund is designed to provide investment results that are opposite of the return of its target index.

As an example, each of the Potomac OTC Plus Fund and the Potomac OTC/Short Fund is targeted to the Nasdaq 100 Index(TRADEMARK) (Nasdaq 100 Index). If, for a given period of time, the Nasdaq 100 Index gains 20%, the OTC Plus Fund is designed to gain approximately 25% (which is equal to 125% of 20%), while the OTC/Short Fund is designed to lose 20%. Conversely, if the Nasdaq 100 Index loses 10%, the OTC/Short Fund is designed to gain 10%, while the OTC Plus Fund is designed to lose 12.5%.

To achieve these results, the Potomac Funds use aggressive investment techniques such as engaging in futures and options transactions. As a result, the Potomac Funds are designed principally for experienced investors who intend to follow an asset allocation strategy. There is no assurance that the Potomac Funds will achieve their objective.

The Potomac Funds also offer a money market fund which is designed to provide stability of principal, liquidity and current income.

                                THE POTOMAC FUNDS

--------------------------------------------------------------------------------
POTOMAC OTC FUNDS
--------------------------------------------------------------------------------


OBJECTIVES:

     The POTOMAC OTC PLUS FUND seeks to provide investment returns that correspond to 125% of the performance of the Nasdaq 100 Index(TRADEMARK). If it is successful in meeting its objective, the net asset value of OTC Plus Fund shares should increase approximately one and a quarter as much as the Nasdaq 100 Index when the aggregate prices of the securities in that index rise on a given day. Conversely, the net asset value of shares of the OTC Plus Fund should decrease approximately one and a quarter as much when the aggregate prices of the securities in the Nasdaq 100 Index decline on a given day.

     The POTOMAC OTC/SHORT FUND seeks to provide investment returns that inversely correspond (opposite) to the performance of the Nasdaq 100 Index. If it is successful in meeting its objective, the net asset value of OTC/Short Fund shares should increase in direct proportion to any decrease in the level of the Nasdaq 100 Index. Conversely, the net asset value of shares in the OTC/Short Fund should decrease in direct proportion to any increase in the level of the Nasdaq 100 Index.

CORE INVESTMENTS:

     In attempting to achieve their objectives, the Potomac OTC Funds primarily invest directly in the securities of the companies that comprise the Nasdaq 100 Index. In addition, the POTOMAC OTC PLUS FUND enters into long positions in stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices to produce economically leveraged investment results. The POTOMAC OTC/SHORT FUND also enters into short positions in the securities of the companies that comprise the Nasdaq 100 Index, stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices. On a day-to-day basis, the Funds hold U.S. Government securities and repurchase agreements to collateralize these futures and options contracts.

TARGET INDEX:

     The NASDAQ 100 INDEX(TRADEMARK) is a capitalization-weighted index composed of 100 of the largest non-financial domestic companies listed on the National Market tier of The Nasdaq Stock Market. All companies listed on the index have a minimum market capitalization of $500 million and an average daily trading volume of at least 100,000 shares. The Nasdaq 100 Index was created in 1985. The Nasdaq Stock Market is not a sponsor of, or in any way affiliated with, the Potomac Funds.


--------------------------------------------------------------------------------
POTOMAC DOW 30(SERVICEMARK) FUNDS
--------------------------------------------------------------------------------


OBJECTIVES:

     The POTOMAC DOW 30(SERVICEMARK) PLUS FUND seeks daily investment results that correspond to 125% of the performance of the Dow Jones Industrial Average(SERVICEMARK) (Dow). If it is successful in meeting its objective, the net asset value of Dow 30 Plus Fund shares should increase approximately one and a quarter as much as the Dow when the aggregate prices of the securities that comprise the Dow rise on a given day. Conversely, the net asset value of shares of the Dow 30 Plus Fund should decrease approximately one and a quarter as much when the aggregate prices of the securities comprising the Dow decline on that day.

     The POTOMAC DOW 30(SERVICEMARK)/SHORT FUND seeks to provide investment returns that inversely correspond (opposite) to the performance of the Dow. If it is successful in meeting its objective, the net asset value of Dow 30/Short Fund shares should increase in direct proportion to any decrease in the level of the Dow. Conversely, the net asset value of shares in the Dow 30/Short Fund should decrease in direct proportion to any increase in the level of the Dow.

     The Potomac Dow 30 Funds' investment objectives are not fundamental policies and may be changed by the Potomac Funds' Board of Trustees without shareholder approval.

CORE INVESTMENTS:

     In attempting to achieve their objectives, the Potomac Dow 30 Funds primarily invest directly in the securities of the companies that comprise the Dow. In addition, the POTOMAC DOW 30(SERVICEMARK) PLUS FUND enters into long positions in stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices to produce economically leveraged investment results. The Fund also may invest in DIAMONDS, which are publicly-traded index securities. This allows the Fund to invest in a portfolio of securities consisting of all of the component common stocks of the Dow. The POTOMAC DOW 30(SERVICEMARK)/SHORT FUND also enters into short positions in the securities of the companies that comprise the DOW, stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices. On a day-to-day basis, the Funds hold U.S. Government securities and repurchase agreements to collateralize these futures and options contracts.

TARGET INDEX:

     The DOW JONES INDUSTRIAL AVERAGE(SERVICEMARK) consists of 30 of the most widely held and actively traded stocks listed on the U.S. stock markets. The stocks in the Dow represent companies that typically are dominant firms in their respective industries. Dow Jones, Dow Jones Industrial Average(SERVICEMARK), DJIA(SERVICEMARK), and Dow 30(SERVICEMARK) are service marks of Dow Jones & Company, Inc. Dow Jones has no relationship to the Potomac Funds, other than the licensing of those service marks for use in connection with the Potomac Funds materials. Dow Jones does not sponsor, endorse, sell or promote any of the Potomac Funds.


--------------------------------------------------------------------------------
POTOMAC SMALL CAP FUNDS
--------------------------------------------------------------------------------


OBJECTIVES:

     The POTOMAC SMALL CAP PLUS FUND seeks to provide investment returns that correspond to 125% of the performance of the Russell 2000(REGISTERED) Index (Russell 2000 Index). If it is successful in meeting its objective, the net asset value of Small Cap Plus Fund shares should increase approximately one and a quarter as much as the Russell 2000 Index when the aggregate prices of the securities in that index rise on a given day. Conversely, the net asset value of shares of the Small Cap Plus Fund should decrease approximately one and a quarter as much when the aggregate prices of the securities in the Russell 2000 Index decline on that day.

     The POTOMAC SMALL CAP/SHORT FUND seeks to provide investment returns that inversely correspond (opposite) to the performance of the Russell 2000 Index. If it is successful in meeting its objective, the net asset value of Small Cap/Short Fund shares should increase in direct proportion to any decrease in the level of the Russell 2000 Index. Conversely, the net asset value of shares in the Small Cap/Short Fund should decrease in direct proportion to any increase in the level of the Russell 2000 Index.

     The Potomac Small Cap Funds' investment objectives are not fundamental policies and may be changed by the Potomac Funds' Board of Trustees without shareholder approval.

CORE INVESTMENTS:

     In attempting to achieve their objectives, the Potomac Small Cap Funds primarily invest directly in the securities of the companies that comprise the Russell 2000 Index. In addition, the POTOMAC SMALL CAP PLUS FUND enters into long positions in stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices to produce economically leveraged investment results. The POTOMAC SMALL CAP/SHORT FUND also enters into short positions in stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices. On a day-to-day basis, the Funds hold U.S. Government securities and repurchase agreements to collateralize these futures and options contracts.

TARGET INDEX:

     The RUSSELL 2000(REGISTERED) INDex is comprised of the smallest 2000 companies in the Russell 3000 Index. As of May 31, 1999, the average market capitalization of the companies included in the Russell 2000 was approximately $526.4 million. That compares to $4.4 billion for the Russell 3000. The smallest 2000 companies represent approximately 8% of the total market capitalization of the Russell 3000. The Frank Russell Company is not a sponsor of, or in any way affiliated with, the Potomac Funds.


--------------------------------------------------------------------------------
POTOMAC INTERNET FUNDS
--------------------------------------------------------------------------------


OBJECTIVES:

     The POTOMAC INTERNET PLUS FUND seeks to provide investment results that correspond to 125% of the performance of the Dow Jones Composite Internet Index(SERVICEMARK) (Internet Index). If it is successful in meeting its objective, the net asset value of Internet Plus Fund shares should increase approximately one and a quarter as much as the Internet Index when the aggregate prices of the securities in that index rise on a given day. Conversely, the net asset value of shares of the Internet Plus Fund should decrease approximately one and a quarter as much when aggregate prices of the securities in the Internet Index decline on that day.

     The POTOMAC INTERNET/SHORT FUND seeks to provide investment returns that inversely correspond (opposite) to the performance of the Internet Index. If it is successful in meeting its objective, the net asset value of Internet/Short Fund shares should increase in direct proportion to any decrease in the level of the Internet Index. Conversely, the net asset value of shares in the Internet/Short Fund should decrease in direct proportion to any increase in the level of the Internet Index.

     The Potomac Internet Funds' investment objectives are not fundamental policies and may be changed by the Potomac Funds' Board of Trustees without shareholder approval.

CORE INVESTMENTS:

     In attempting to achieve their objectives, the Potomac Internet Funds primarily invest directly in the securities of the companies that comprise the Internet Index. In addition, the POTOMAC INTERNET PLUS FUND enters into long positions in stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices to produce economically leveraged investment results. The POTOMAC INTERNET/SHORT FUND also enters into short positions in the securities of the companies that comprise the Internet Index, stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices. On a day-to-day basis, the Funds hold U.S. Government securities and repurchase agreements to collateralize these futures and options contracts.

TARGET INDEX:

     The DOW JONES COMPOSITE INTERNET INDEX(SERVICEMARK) is a modified capitalization-weighted index designed to track the performance of companies that are involved in Internet related activities. The Internet Index tracks 40 e-commerce and Internet Services companies that generate at least 50% of their revenues from the Internet and have a three-month average market capitalization of at least $100 million. Dow Jones and Dow Jones Composite Internet Index are service marks of Dow Jones & Company, Inc. Dow Jones has no relationahip to the Potomac Funds, other than the licensing of the Internet Index for use in connection with the Potomac Funds materials.



--------------------------------------------------------------------------------
POTOMAC U.S. FUNDS
--------------------------------------------------------------------------------


OBJECTIVES:

     The POTOMAC U.S. PLUS FUND seeks to provide investment returns that correspond to 150% of the performance of the Standard & Poor's 500 Composite Stock Price Index(TRADEMARK) (S&P 500 Index). If it is successful in meeting its objective, the net asset value of U.S. Plus Fund shares should increase approximately one and a half as much as the S&P 500 Index when the aggregate prices of the securities in that index rise on a given day. Conversely, the net asset value of shares of the U.S. Plus Fund should decrease approximately one and a half as much when the aggregate prices of the securities in the S&P 500 Index decline on that day.

     The POTOMAC U.S./SHORT FUND seeks to provide investment returns that inversely correspond (opposite) to the performance of the S&P 500 Index. If it is successful in meeting its objective, the net asset value of

     U.S./Short Fund shares should increase in direct proportion to any decrease in the level of the S&P 500 Index. Conversely, the net asset value of shares in the U.S./Short Fund should decrease in direct proportion to any increase in the level of the S&P 500 Index.


CORE INVESTMENTS:

     Unlike traditional index funds, the Potomac U.S. Funds do not invest directly in the securities of the companies that comprise the S&P 500 Index. Rather, the POTOMAC U.S. PLUS FUND invests significantly in Standard & Poor's Depositary Receipts (SPDRs), which are publicly-traded index securities based on the S&P 500 Index. This allows the Fund to invest in a portfolio of securities consisting of all of the component common stocks of the S&P 500 Index. The Fund also enters into long positions in stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices to produce economically leveraged investment results. The POTOMAC U.S./SHORT FUND enters into short positions in SPDRs, options on stock index futures contracts and options on securities and on stock indices. On a day-to-day basis, the Funds hold U.S. Government securities and repurchase agreements to collateralize these futures and options contracts.

TARGET INDEX:

     The STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX(TRADEMARK) is a capitalization-weighted index composed of 500 common stocks. Standard & Poor's selects the 500 stocks comprising the S&P 500 Index on the basis of market values and industry diversification. Most of the stocks in the S&P 500 Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and generally are listed on the New York Stock Exchange. Standard & Poor's is not a sponsor of, or in any way affiliated with, the Potomac Funds.


--------------------------------------------------------------------------------
POTOMAC JAPAN FUNDS
--------------------------------------------------------------------------------


OBJECTIVES:

     The POTOMAC JAPAN PLUS FUND seeks to provide investment returns that correspond to 125% of the performance of the Nikkei 225 Stock Average (Nikkei Index). If it is successful in meeting its objective, the net asset value of Japan Plus Fund shares should increase approximately one and a quarter as much as the Nikkei Index when the aggregate prices of the securities in that index rise on a given day. Conversely, the net asset value of shares of the Japan Plus Fund should decrease approximately one and a quarter as much when the aggregate prices of the securities in the Nikkei Index decline on that day.

     The POTOMAC JAPAN/SHORT FUND seeks to provide investment returns that inversely correspond (opposite) to the performance of the Nikkei Index. If it is successful in meeting its objective, the net asset value of Japan/Short Fund shares should increase in direct proportion to any decrease in the level of the Nikkei Index. Conversely, the net asset value of shares in the Japan/Short Fund should decrease in direct proportion to any increase in the level of the Nikkei Index.

     The Potomac Japan Funds' investment objectives are not fundamental policies and may be changed by the Potomac Funds' Board of Trustees without shareholder approval.

CORE INVESTMENTS:

     In attempting to achieve their objectives, the Potomac Japan Funds will not invest directly in the securities of the companies that comprise the Nikkei Index. Rather, the Potomac Japan Funds intend to invest in American
     Depositary Receipts of such companies and other securities that the investment advisor believes would provide a return that approximates the Nikkei Index. The Potomac Japan Funds also will enter into long and short positions, respectively, in stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices. On a day-to-day basis, the Funds intend to hold U.S. Government securities to collateralize these futures and options contracts. In addition, the Funds will enter into repurchase agreements.

TARGET INDEX:

     The NIKKEI Stock Average is a price-weighted index of the 225 largest Japanese companies listed on the Tokyo Stock Exchange. The Nikkei Index was first published in 1949 and is generally considered as a proxy for the Japanese large-capitalization equity market.


--------------------------------------------------------------------------------
INVESTMENT TECHNIQUES AND POLICIES
--------------------------------------------------------------------------------

Rafferty Asset Management, LLC (Rafferty), the investment advisor to each Potomac Fund, uses a number of investment techniques in an effort to achieve the stated goal for each Potomac Fund. For the Potomac Plus Funds, Rafferty attempts to magnify the returns of each Fund's target index while the Short Funds are managed to provide returns inverse (opposite) of each Short Fund's target index. Rafferty generally does not use fundamental securities analysis to accomplish such correlation. Rather, Rafferty primarily uses statistical and quantitative analysis to determine the investments each Potomac Fund makes and techniques it employs. As a consequence, if a Fund is performing as designed, the return of the target index will dictate the return for that Fund.

Each Potomac Plus Fund invests significantly in futures contracts on stock indexes, options on futures contracts and financial instruments such as options on securities and stock indexes options. Rafferty uses these types of investments to produce economically "leveraged" investment results. Leveraging allows Rafferty to generate a return that is larger than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of a Plus Fund.

While Rafferty attempts to minimize any "tracking error" (the statistical measure of the difference between the investment results of the Fund and the performance of its benchmark), certain factors will tend to cause a Fund's investment results to vary from the stated objective. Rafferty, however, does not expect that a Fund's total returns will vary from its objective by more than 10% over a twelve-month period.

It is the policy of each Potomac Fund to pursue its investment objective regardless of market conditions, to remain substantially fully invested and not to take defensive positions. A Fund will not adopt defensive positions by investing in cash or other instruments in anticipation of an adverse climate for its target index. However, because it may be difficult for a Fund to achieve its stated investment objective with a low level of assets, Rafferty may invest the assets of the Potomac Dow 30 Funds, the Potomac Small Cap/Short Fund, the Potomac Internet Funds and the Potomac Japan Funds in short-term U.S. Government securities until the level of net assets is sufficient to permit investment in the appropriate investments. As a result, those Funds may not achieve their investment objectives during this period. To find out if a Fund has sufficient assets to invest to attempt to meet its objective, you may call (888) 976-8662.


--------------------------------------------------------------------------------
RISK FACTORS
--------------------------------------------------------------------------------

An investment in the Funds entails risks. The Funds could lose money, or their performance could trail that of other investment alternatives. Rafferty cannot guarantee that any of the Funds will achieve its objective. In addition, the Funds present some risks not traditionally associated with most mutual funds. It is important that investors closely review and understand these risks before making an investment in the Funds. These and other risks are described below.

RISKS OF INVESTING IN EQUITY SECURITIES AND DERIVATIVES:

     The Funds may invest in publicly issued equity securities, including common stocks, as well as instruments that attempt to track the price movement of stock indices. Investments in common stocks and derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of common stocks in which the Funds invest will cause the net asset value of the Funds to fluctuate.

RISKS OF AGGRESSIVE INVESTMENT TECHNIQUES:

     The Funds use investment techniques that may be considered aggressive. Risks associated with the use of futures contracts, and options on securities, securities indices, and on futures contracts include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Funds and may involve a small investment of cash relative to the magnitude of the risk assumed. Investors should be aware that while index futures and options contracts closely correlate with the applicable indices over long periods, shorter-term deviations occur. As a result, a Fund's short-term performance will reflect such deviation from its benchmark.

LEVERAGE RISK:

     Each Potomac Plus Fund employs leveraged investment techniques. Use of leverage can magnify the effects of changes in the value of these Plus Funds and makes them more volatile. The leveraged investment techniques that these Funds employ should cause investors in these Funds to lose more money in adverse environments.

INVERSE CORRELATION RISK:

     Each Potomac Short Fund is negatively correlated to its target index and should lose money when its target index rises - a result that is the opposite from traditional equity mutual funds.

RISK OF POOR TRACKING:

     While Rafferty does not expect that the return of any of the Funds will deviate adversely from their respective investment objectives by more than 10%, several factors may affect a Fund's ability to achieve its target. As a consequence, there can be no guarantee that the Funds will be able to achieve this level of correlation. A failure to achieve a high degree of correlation may prevent a Fund from achieving its investment goal.

RISK OF TRADING HALTS:

     In certain circumstances, an exchange may halt trading in securities held by a Fund. If such trading halts are instituted at the close of a trading day, a Fund will not be able to execute purchase or sales transactions in the specific option or futures contracts affected. In such an event, a Fund also may be unable to accurately price its outstanding contracts. If a Fund is affected by such a halt, it may reject investors' orders for purchases, redemptions, or exchanges received earlier during the business day.

RISK OF EARLY CLOSING:

     The normal close of trading of securities listed on the Nasdaq and NYSE is 4:00 p.m. Eastern time. Unanticipated early closings may result in a Fund being unable to sell or buy securities on that day. If an exchange closes early on a day when one or more of the Funds needs to execute a high volume of securities trades late in the trading day a Fund might incur substantial trading losses.

HIGH PORTFOLIO TURNOVER:

     Rafferty expects a significant portion of the Potomac Funds' assets to come from professional money managers and investors who use the Funds as part of "asset allocation" and "market timing" investment strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions. Frequent trading could increase the rate of the Funds' portfolio turnover, forcing realization of substantial capital gains and losses and increasing transaction expenses. In addition, while Rafferty does not expect it, large movements of assets into and out of the Funds may negatively impact their abilities to achieve their investment objectives or their level of operating expenses.

RISK OF NON-DIVERSIFICATION:

     The Funds (except the Money Market Fund) are non-diversified, which means that they may invest a high percentage of their assets in a limited number of securities. Since the Funds' are non-diversified, their net asset values and total returns may fluctuate more or fall greater in times of weaker markets than a diversified mutual fund.

RISKS OF INVESTING IN INTERNET COMPANIES:

     The Potomac Internet Funds concentrate their investments in Internet companies. In addition, the OTC Funds may invest a substantial portion of their assets in Internet companies listed on the Nasdaq 100 Index. The market prices of Internet-related stocks tend to exhibit a greater degree of market risk and sharp price fluctuations than other types of investments. These stocks may fall in- and out-of-favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Internet stocks also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. In addition, a rising interest rate environment tends to negatively affect Internet companies. Those Internet companies having high market valuations may appear less attractive to investors, which may cause sharp decreases in the companies' market prices. Further, those Internet companies seeking to finance their expansion would have increased borrowing costs, which may negatively impact their earnings. As a result, these factors may negatively affect the performance of the Internet Index and the Nasdaq 100 Index.

RISKS OF INVESTING IN SMALL CAPITALIZATION COMPANIES:

     Investing in the securities of small capitalization companies involves greater risks and the possibility of greater price volatility than investing in larger capitalization and more established companies. Smaller companies may have limited operating history, product lines, and financial resources, and the securities of these companies may lack sufficient market liquidity. Any of these factors may negatively impact the performance of the Russell 2000 Index.

RISKS OF INVESTING IN JAPANESE COMPANIES:

     The Potomac Japan Funds may invest without limit indirectly in Japanese securities through ADRs. Investments in Japanese securities involve greater risks than investing in domestic securities. As result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in Japan. Japanese laws and accounting, auditing, and financial reporting standards typically are not as strict as they are in the U.S., and there may be less public information available about foreign companies.


--------------------------------------------------------------------------------
POTOMAC U.S. GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------

OBJECTIVES:

     The POTOMAC U.S. GOVERNMENT MONEY MARKET FUND seeks to provide security of principal, current income and liquidity.

CORE INVESTMENTS:

     The POTOMAC U.S. GOVERNMENT MONEY MARKET FUND seeks to achieve these objectives by investing in high quality, U.S. dollar-denominated short-term obligations that have been determined by the Trustees or by Rafferty to present minimal credit risk. The Fund invests exclusively in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements that are fully collateralized by such obligations.

INVESTMENT TECHNIQUES AND POLICIES:

     In order to maintain a stable share price, the Fund maintains an average dollar-weighted maturity of 90 days or less. Securities purchased by the Fund generally have remaining maturities of 397 days or less, although instruments subject to repurchase agreements may bear longer final maturities. The average dollar-weighted maturity of the Fund will not exceed 90 days.

RISK FACTORS:

     o The yield paid by the Fund is subject to changes in interest rates. As a result, there is risk that a decline in short-term interest rates would lower its yield and the overall return on your investment.

     o Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

     o Your investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government institution.


--------------------------------------------------------------------------------
PERFORMANCE OF THE POTOMAC FUNDS
--------------------------------------------------------------------------------

The bar charts and the tables below illustrate the annual performance for the Investor Class shares of the U.S. Plus Fund, U.S./Short Fund, OTC Plus Fund, OTC/Short Fund and the U.S. Government Money Market Fund for the calendar year ended December 31, 1998. The tables below provide some indication of the risks of an investment in these Funds by comparing their performance with a broad measure of market performance and by illustrating their highest and lowest quarterly returns during the calendar year 1998. Because this information is based on past performance, it's not a guarantee of future results.

     ---------------------------------------------------------------------
        The Bar Chart provides the performance of the Funds listed below.


               U.S. Plus Fund                =                 34.60%
               U.S./Short Fund               =               - 23.13%
               OTC Plus Fund                 =                104.22%
               OTC/Short Fund                =                -52.99%
               U.S. Govt. Money Market Fund  =                  4.33%
     ---------------------------------------------------------------------

-----------

     The total return from January 1, 1999 to September 30, 1999 for the U.S. Plus Fund, the U.S./Short Fund, the OTC Plus Fund, the OTC/Short Fund and the U.S. Government Money Market Fund was 2.94%, -1.95%, 36.03%, -32.80% and 2.88%, respectively.

During the calendar year 1998, the highest and lowest return of the Funds for a quarter during the period of the bar chart was as follows:

--------------------------------------------------------------------------------

FUND (INVESTOR CLASS)   HIGHEST QUARTERLY RETURN (%) LOWEST QUARTERLY RETURN (%)
--------------------------------------------------------------------------------
U.S. Plus Fund              31.88 (4th quarter)          -17.38 (3rd quarter)

U.S./Short Fund             11.00 (3rd quarter)          -17.52 (4th quarter)

OTC Plus Fund               43.44 (4th quarter)           0.08 (3rd quarter)

OTC/Short Fund              -4.51 (3rd quarter)          -27.97 (4th quarter)

U.S. Government              1.10 (2nd quarter)           0.97 (4th quarter)
  Money Market Fund
--------------------------------------------------------------------------------

The table below shows what the Funds' average annual total returns would equal if you average out actual performance over various lengths of time.

AVERAGE ANNUAL RETURNS (for the periods ended December 31, 1998):

--------------------------------------------------------------------------------

  FUND (INVESTOR CLASS)     ONE YEAR (%)   SINCE INCEPTION (%)  INCEPTION DATES
--------------------------------------------------------------------------------
    U.S. Plus Fund             34.60           30.42            October 20, 1997

    S&P 500 Index*             26.67           25.33            October 20, 1997

    U.S./Short Fund           -23.13          -24.46            November 7, 1997

    S&P 500 Index*             26.67           29.77            November 7, 1997

    OTC Plus Fund             104.22           64.84            October 20, 1997

    Nasdaq 100 Index**         85.31           54.95            October 20, 1997

    OTC/Short Fund            -52.99          -43.26            October 16, 1997

    Nasdaq 100 Index           85.31           53.05            October 16, 1997

    U.S. Government             4.33            4.33            October 20, 1997
       Money Market Fund
--------------------------------------------------------------------------------

* The S&P 500 is an unmanaged index of 500 U.S. stocks and gives a broad look at how 500 of the largest companies in terms of aggregate market value have performed.
** The Nasdaq 100 is an unmanaged index composed of 100 of the largest non-financial domestic companies with a minimum market capitalization of $500 million and an average daily trading volume of at least 100,000 shares.

--------------------------------------------------------------------------------
FEES AND EXPENSES OF THE POTOMAC FUNDS
--------------------------------------------------------------------------------

The tables below describe the fees and expenses that you may pay if you buy and hold shares of the Funds.

SHAREHOLDER FEES (fees paid directly from your investment)
----------------


-------------------------------------------------------------------------------------------------------
                                                Investor Class      Advisor Class       Broker Class
-------------------------------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases
(as a % of offering price)..................      None                None               None

Maximum Deferred Sales Charge (as a % of
original purchase price or sales proceeds,
whichever is less).                               None                None              5.00%*

Wire Redemption Fee........................     $12.00              $12.00             $12.00
--------------------------------------------------------------------------------------------------------

* Declining over a six-year period as follows: 5% during the first year, 4% during the second year, 3% during the third and fourth years, 2% during the fifth year, 1% during the sixth year and 0% thereafter. Broker Class shares will convert to Investor Class shares eight years after purchase.

ANNUAL OPERATING EXPENSES (expenses that are deducted from Fund assets)
-------------------------

INVESTOR CLASS:
--------------


------------------------------------------------------------------------------------------------------------------
                                                           Dow 30         Internet        Japan       Small Cap
                              U.S. Plus     OTC Plus        Plus+          Plus+          Plus+       Plus
------------------------------------------------------------------------------------------------------------------

Management Fees                 0.75          0.75          0.75            0.75           0.75          0.75

Distribution
(12b-1) Fees@                   0.00          0.08          0.00            0.00           0.00          0.07

Other Expenses*                 0.77          0.67          0.75            0.75           0.75          0.68
                                ----          ----          ----            ----           ----          ----

Total Annual
Operating Expenses*             1.52          1.50          1.50            1.50           1.50          1.50

Fee Waiver and/or
Reimbursement*                  0.02          0.00          0.00            0.00           0.00          0.00
                                ----          ----          ----            ----           ----          ----

Net Expenses                    1.50          1.50          1.50            1.50           1.50          1.50
                                ====          ====          ====            ====           ====          ====

----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------

                                                                Dow          Internet/      Japan/      Small Cap/      Money
                             U.S./Short      OTC/Short      30/Short+         Short+        Short+         Cap          Market
                                                                                                         Short+         Fund
----------------------------------------------------------------------------------------------------------------------------------

Management Fees                 0.90            0.90            0.90           0.90          0.90          0.90          0.50

Distribution
(12b-1) Fees@                   0.00            0.00            0.00           0.00          0.00          0.00          None

Other Expenses*                 1.00            0.97            1.06           1.02          1.21          1.21          0.70
                                ----            ----            ----           ----          ----          ----          ----

Total Annual Operating
Expenses*                       1.90            1.87            1.96           1.92          2.11          2.11          1.20

Fee Waiver and/or
Reimbursement*                  0.25            0.22            0.31           0.27          0.46          0.46          0.20
                                ----            ----            ----           ----          ----          ----          ----

Net Expenses                    1.65            1.65            1.65           1.65          1.65          1.65          1.00
                                ====            ====            ====           ====          ====          ====          ====

------------------------------------------------------------------------------------------------------------------------------------

* Rafferty Asset Management, Inc. has contractually agreed to reimburse the Funds for Other Expenses through August 31, 2002 to the extent that Total Annual Fund Operating Expenses exceed 1.50% for the Plus Funds, 1.65% for the Short Funds and 1.00% for the Money Market Fund. If overall expenses fall below these percentage limitations, then the Funds may reimburse Rafferty within the following three years.

+    Based on estimated expenses to be incurred in the first year of operations.

@ The Board of Trustees has authorized payment by each Fund (except the Money Market Fund) of Rule 12b-1 fees of an amount equal to the difference between a Fund's Total Annual Operating Expenses and the contractual limit on Total Annual Operating Expenses of 1.50% for the Plus Funds and 1.65% for the Short Funds.

ADVISOR CLASS:
-------------


--------------------------------------------------------------------------------------------------------------------
                                                           Dow 30         Internet        Japan       Small Cap
                              U.S. Plus     OTC Plus        Plus+          Plus+          Plus+          Plus
--------------------------------------------------------------------------------------------------------------------

Management Fees                 0.75          0.75          0.75            0.75           0.75          0.75

Distribution
(12b-1) Fees                    1.00          1.00          1.00            1.00           1.00          1.00

Other Expenses*                 0.77          0.67          0.75            0.75           0.75          0.68
                                ----          ----          ----            ----           ----          ----

Total Annual
Operating Expenses*             2.52          2.42          2.50            2.50           2.50          2.43

Fee Waiver an/or
Reimbursement*                  0.02          0.00          0.00            0.00           0.00          0.00
                                ----          ----          ----            ----           ----          ----

Net Expenses                    2.50          2.42          2.50            2.50           2.50          2.43
                                ====          ====          ====            ====           ====          ====


--------------------------------------------------------------------------------------------------------------------

                                                                             14

-----------------------------------------------------------------------------------------------------------------------------------
                                                                Dow          Internet/      Japan/      Small       Money
                              U.S./Short     OTC/Short       30/Short+        Short+        Short+       Cap/       Market
                                                                                                        Short+      Fund
-----------------------------------------------------------------------------------------------------------------------------------

Management Fees                  0.90           0.90            0.90           0.90          0.90          0.90          0.50

Distribution
(12b-1) Fees                     1.00           1.00            1.00           1.00          1.00          1.00          1.00

Other Expenses*                  1.00           0.97            1.06           1.02          1.21          1.21          0.70
                                 ----           ----            ----           ----          ----          ----          ----
Total Annual
Operating Expenses*              2.90           2.87            2.96           2.92          3.11          3.11          2.20

Fee Waiver an/or
Reimbursement*                   0.25           0.22            0.31           0.27          0.46          0.46          0.20
                                 ----           ----            ----           ----          ----          ----          ----

Net Expenses                     2.65           2.65            2.65           2.65          2.65          2.65          2.00
                                 ====           ====            ====           ====          ====          ====          ====

-----------------------------------------------------------------------------------------------------------------------------------

* Rafferty Asset Management, Inc. has contractually agreed to reimburse the Funds for Other Expenses through August 31, 2002 to the extent that Total Annual Fund Operating Expenses exceed 2.50% for the Plus Funds, 2.65% for the Short Funds and 2.00% for the Money Market Fund. If overall expenses fall below these percentage limitations, then the Funds may reimburse Rafferty within the following three years.

+ Based on estimated advisor class expenses to be incurred in the first year of operations.

BROKER CLASS:
------------


--------------------------------------------------------------------------------------------------------------------
                                                           Dow 30         Internet        Japan       Small Cap
                              U.S. Plus     OTC Plus        Plus+          Plus+          Plus+         Plus

--------------------------------------------------------------------------------------------------------------------
Management Fees                 0.75          0.75          0.75            0.75           0.75          0.75

Distribution
(12b-1) Fees                    1.00          1.00          1.00            1.00           1.00          1.00

Other Expenses*                 0.77          0.67          0.75            0.75           0.75          0.68
                                ----          ----          ----            ----           ----          ----
Total Annual
Operating Expenses              2.52          2.42          2.50            2.50           2.50          2.43

Fee Waiver an/or
Reimbursement*                  0.02          0.00          0.00            0.00           0.00          0.00
                                ----          ----          ----            ----           ----          ----

Net Expenses                    2.50          2.42          2.50            2.50           2.50          2.43
                                ====          ====          ====            ====           ====          ====

--------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                  Dow         Internet/      Japan/       Small            Money
                              U.S./Short       OTC/Short       30/Short+       Short+        Short+       Cap/             Market
                                                                                                          Short+           Fund
----------------------------------------------------------------------------------------------------------------------------------
Management Fees                  0.90            0.90            0.90           0.90          0.90         0.90          0.50

Distribution
(12b-1) Fees                     1.00            1.00            1.00           1.00          1.00         1.00          1.00

Other Expenses*                  1.00            0.97            1.06           1.02          1.21         1.21          0.70
                                 ----            ----            ----           ----          ----         ----          ----

Total Annual
Operating Expenses               2.90            2.87            2.96           2.92          3.11         3.11          2.20

Fee Waiver an/or
Reimbursement*                   0.25            0.22            0.31           0.27          0.46         0.46          0.20
                                 ----            ----            ----           ----          ----         ----          ----

Net Expenses                     2.65            2.65            2.65           2.65          2.65         2.65          2.00
                                 ====            ====            ====           ====          ====         ====          ====

----------------------------------------------------------------------------------------------------------------------------------

* Rafferty Asset Management, Inc. has contractually agreed to reimburse the Funds for Other Expenses through August 31, 2002 to the extent that Total Annual Fund Operating Expenses exceed 2.50% for the Plus Funds, 2.65% for the Short Funds and 2.00% for the Money Market Fund. If overall expenses fall below these percentage limitations, then the Funds may reimburse Rafferty within the following three years.

+ Based on estimated broker class expenses to be incurred in the first year of operations.


EXPENSE EXAMPLE:

The tables below are intended to help you compare the cost of investing in the different Classes of the Funds with the cost of investing in other mutual funds. The tables show what you would have paid if you invested $10,000 in each Class of each Fund over the periods shown and then redeemed all your shares at the end of those periods. It also assumes that your investment has a 5% return each year and the Classes' operating expenses remain the same through the first year. The expenses shown for the first year are calculated based on the Net Expenses shown above, taking into account any fee waivers and expense reimbursements. For the other years, the expenses are based on Total Annual Operating Expenses. Because the Potomac Dow Funds, Potomac Internet Funds, Potomac Japan Funds and the Potomac Small Cap/Short Fund were not operational during the prior fiscal year, expenses for 5 Years and 10 Years are not required to be shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

INVESTOR CLASS:
--------------

 -------------------------------------------------------------------------------
                          1 Year      3 Years      5 Years        10 Years
 -------------------------------------------------------------------------------
 U.S. Plus                 $153         $480        $829           $1,813
 U.S./Short                $168         $597       $1,026          $2,222
 OTC Plus                  $153         $474        $818           $1,791
 OTC/Short                 $168         $588       $1,011          $2,190
 Dow 30 Plus               $153         $474         n/a            n/a
 Dow 30/Short              $168         $615         n/a            n/a

 Internet Plus             $153         $474         n/a            n/a
 Internet/Short            $168         $603         n/a            n/a
 Japan Plus                $153         $474         n/a            n/a
 Japan/Short               $168         $661         n/a            n/a
 Small Cap Plus            $153         $474        $818           $1,791
 Small Cap/Short           $168         $661         n/a            n/a
 U.S. Government
    Money Market           $102         $381        $660           $1,445

--------------------------------------------------------------------------------

ADVISOR CLASS:
-------------

--------------------------------------------------------------------------------
                           1 Year       3 Years          5 Years        10 Years
 -------------------------------------------------------------------------------
 U.S. Plus                  $253          $785           $1,340         $2,856
 U.S./Short                 $268          $898           $1,528         $3,223
 OTC Plus                   $245          $755           $1,291         $2,756
 OTC/Short                  $268          $889           $1,513         $3,195
 Dow 30 Plus                $253          $779             n/a           n/a
 Dow 30/Short               $268          $915             n/a           n/a
 Internet Plus              $253          $779             n/a           n/a
 Internet/Short             $268          $904             n/a           n/a
 Japan Plus                 $253          $779             n/a           n/a
 Japan/Short                $268          $960             n/a           n/a
 Small Cap Plus             $253          $758           $1,296         $2,766
 Small Cap/Short            $268          $960             n/a           n/a
 U.S. Government
    Money Market            $203          $688           $1,180         $2,534

 -------------------------------------------------------------------------------

BROKER CLASS:
------------


----------------------------------------------------------------------------------------------------------------
                                                        1 Year         3 Years         5 Years       10 Years
----------------------------------------------------------------------------------------------------------------
 U.S. Plus
     Assuming redemption at end of period                $766           $1,089         $1,567         $2,856
     Assuming no redemption                              $253            $785          $1,340         $2,856

 U.S./Short
     Assuming redemption at end of period                $780           $1,198         $1,720         $3,223
     Assuming no redemption                              $268            $898          $1,528         $3,223

 OTC Plus
     Assuming redemption at end of period                $758           $1,050         $1,518         $2,756
     Assuming no redemption                              $245            $755          $1,291         $2,756

 OTC/Short
     Assuming redemption at end of period                $780           $1,190         $1,736         $3,195
     Assuming no redemption                              $268            $889          $1,513         $3,195

 Dow 30 Plus
     Assuming redemption at end of period                $766           $1,083           n/a           n/a
     Assuming no redemption                              $253            $779            n/a           n/a


                                                                             17

 Dow 30/Short
     Assuming redemption at end of period                $780           $1,215           n/a           n/a
     Assuming no redemption                              $268            $915            n/a           n/a

 Internet Plus
     Assuming redemption at end of period                $766           $1,083           n/a           n/a
     Assuming no redemption                              $253            $779            n/a           n/a

 Internet/Short
     Assuming redemption at end of period                $780           $1,204           n/a           n/a
     Assuming no redemption                              $268            $904            n/a           n/a

 Japan Plus
     Assuming redemption at end of period                $766           $1,083           n/a           n/a
     Assuming no redemption                              $253            $779            n/a           n/a

 Japan/Short
     Assuming redemption at end of period                $780           $1,258           n/a           n/a
     Assuming no redemption                              $268            $960            n/a           n/a

 Small Cap Plus
     Assuming redemption at end of period                $759           $1,064         $1,523         $2,766
     Assuming no redemption                              $246            $758          $1,296         $2,766

 Small Cap/Short
     Assuming redemption at end of period                $780           $1,258           n/a           n/a
     Assuming no redemption                              $268            $960            n/a           n/a

 U.S. Government Money Market
     Assuming redemption at end of period                $718           $1,003         $1,409         $2,534
     Assuming no redemption                              $203            $688          $1,180         $2,534




--------------------------------------------------------------------------------
                              ABOUT YOUR INVESTMENT

--------------------------------------------------------------------------------
SHARE PRICES OF THE POTOMAC FUNDS
--------------------------------------------------------------------------------

A Fund's share price is known as its net asset value (NAV). For all of the Funds except the U.S. Government Money Market Fund, the share prices are calculated at 4:15 pm Eastern time each day the New York Stock Exchange (NYSE) is open for business. The U.S. Government Money Market Fund's share price is calculated at 1:00 pm Eastern time each day the NYSE and Federal Bank of New York are open. Share price is calculated by dividing a Fund's net assets by its shares outstanding. The Funds use the following methods to price securities held in their portfolios:

      o equity securities, OTC securities, options and futures are valued at their last sales price, or if not available, the average of the last bid and ask

      o options on futures are valued at their closing  price

      o short-term debt securities and money market securities are valued using the "amortized" cost method

      o securities for which a price is unavailable will be valued at fair value estimates by the investment advisor under the supervision of the Board of Trustees


--------------------------------------------------------------------------------
CLASSES OF SHARES
--------------------------------------------------------------------------------

The Potomac Funds offers three classes of shares for investors to purchase - Investor Class, Advisor Class and Broker Class. Each class charges different fees and expenses.

INVESTOR CLASS:

     The Investor Class is best suited for those sophisticated investors who make their own investment decisions without the advice of an investment professional. Investor Class shares are subject to ongoing distribution and service (Rule 12b-1) fees of up to 1.00% of their average daily net assets. However, because Rafferty has agreed to limit each Fund's total annual operating expenses, these fees may be significantly lower than the ongoing Rule 12b-1 fees for the Advisor Class and Broker Class shares.

ADVISOR CLASS:

     The Advisor Class is made available through your investment advisor, bank, trust company or other authorized representative (Financial Advisor). As an investor in the Advisor Class, you pay no sales charges. However, Advisor Class shares have ongoing Rule 12b-1 fees of up to 1.00% of their average daily net assets. Under an agreement with the Funds, your Financial Advisor may receive these fees from the Funds. In exchange, your Financial Advisor may provide a number of services, such as:

      o placing your orders and issuing  confirmations,

      o providing  investment advice,  research and other advisory  services,

      o handling  correspondence for individual  accounts,

      o acting as the sole shareholder of record for individual shareholders,

      o issuing  shareholder  statements  and  reports  and

      o executing daily investment "sweep" functions.

     For more specific information on these and other services, you should speak to your Financial Advisor. Your Financial Advisor may charge additional account fees for services beyond those specified above.

BROKER CLASS:

     The Broker Class is made available through your broker or dealer (Broker). As an investor in the Broker Class, your investment is subject to a contingent deferred sales charge (CDSC). This means that if you sell shares of a Fund within 6 years of purchase, you may have to pay a sales charge of up to 5% on the value of the shares to be sold. However, you will not be charged a CDSC when you exchange Broker Class shares of one Potomac Fund for another. In addition, the Broker Class shares have ongoing Rule 12b-1 fees of up to 1.00% of their average daily net assets.

     The table below lists the different CDSCs that apply if you sell Broker Class shares within 6 years of purchase. The CDSC is calculated by multiplying your original purchase cost or the current market value, whichever is less by one of the percentages listed in the table. The longer you hold your shares, the less of a CDSC you would pay. You may sell shares after 6 years with no CDSC.

                          BROKER CLASS DEFERRED CHARGES

              Redemption During:              CDSC on Shares Being Sold:
              -----------------               -------------------------
                   1st year                               5%
                   2nd year                               4%
                   3rd year                               3%
                   4th year                               3%
                   5th year                               2%
                   6th year                               1%
                   After 6 years                          None

   WAIVER OF CDSC:
   --------------

   The CDSC for Broker Class shares currently is waived if the shares are sold:

      o  to make certain  distributions from retirement plans,

      o due to shareholder death or disability (including shareholders who own shares in joint tenancy with a spouse) or

      o to close shareholder accounts that do not comply with the low balance account requirements.

CONVERSION OF BROKER CLASS SHARES:
---------------------------------

     If you hold your Broker Class shares for 8 years, we automatically will convert them to Investor Class shares at no cost. In addition, we will convert any Broker Class shares purchased with reinvested dividends or distributions.

     At the time of the conversion, you will receive Investor Class shares in an amount equal to the value of your Broker Class shares. Because both classes have different prices, you may receive more or less Investor Class shares after the conversion. However, the dollar amount converted will not change so that you have not lost any money due to the conversion.

--------------------------------------------------------------------------------
RULE 12B-1 FEES
--------------------------------------------------------------------------------

The Funds have adopted a distribution plan under Rule 12b-1 for each class of shares. The Plans allow the Funds to pay distribution and sales fees for the sale of the Funds' shares and for other shareholder services. Because these fees are paid out of the Funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Under each Plan, the fees may amount to up to 1.00% of that class' average daily net assets. The Potomac Funds' Board of Trustees has authorized each Fund to pay Rule 12b-1 fees equal to 1.00% of the average daily net assets of the Advisor Class and the Broker Class. For the Investor Class, the Board authorized each Fund to pay Rule 12b-1 fees of an amount equal to the difference between a Fund's Total Annual Operating Expenses and the contractual limit on Total Annual Operating Expenses of 1.50% for the Plus Funds and 1.65% for the Short Funds.


--------------------------------------------------------------------------------
HOW TO INVEST IN THE POTOMAC FUNDS
--------------------------------------------------------------------------------

You may invest in the Funds through traditional investment accounts, individual retirement accounts (including Roth IRAs), self-directed retirement plans or company sponsored retirement plans. Applications and description of any services fees for retirement accounts are available directly from the Potomac Funds.

MINIMUM INVESTMENT:

     The minimum initial and subsequent investments set forth below may be invested in as many of the Potomac Funds as you wish. However, you must invest at least $1,000 in any one of the Funds. For example, if you decide to invest in three of the Funds, you may allocate your minimum initial investment as $8,000, $1,000 and $1,000.


--------------------------------------------------------------------------------

                           Minimum Initial Investment     Subsequent Investment
--------------------------------------------------------------------------------

Regular Accounts                       $10,000                      $1,000

Retirement Accounts                    $10,000                      $    0

--------------------------------------------------------------------------------

     Rafferty may waive these minimum requirements at its discretion. Contact Rafferty, your financial advisor or your broker for further information.

PURCHASING SHARES:

     BY MAIL
     -------

     o  Complete and sign your Account Application.

     o Tell us which Fund, the class of shares and the amount you wish to invest.

     o Mail your check (payable to "Potomac Funds") along with the completed Account Application to:

Regular Mail                               Express/Overnight Mail
------------                               ----------------------

Potomac Funds                              Potomac Funds
c/o Firstar Mutual Fund Services, LLC      c/o Firstar Mutual Fund Services, LLC
P.O. Box 1993                              Mutual Fund Services - 3rd Floor
Milwaukee, Wisconsin 53201-1993            615 East Michigan Street
                                           Milwaukee, Wisconsin 53202

   o Cash, credit cards, credit card checks and third-party checks will not be accepted by the Funds.

   o  All purchases must be made in U.S. Dollars through a U.S. bank.

   o If your check does not clear due to insufficient funds, you will be charged a $25.00 fee.

   o You will receive written confirmation by mail but we do not issue share certificates.

   BY BANK WIRE TRANSFER
   ---------------------

   o Call the Potomac Funds' Transfer Agent at (800) 851-0511 to receive your account number.

   o  Wire your payment through the Federal Reserve System as follows:

                    Firstar Bank Milwaukee, N.A.
                    777 East Wisconsin Avenue
                    Milwaukee, Wisconsin 53202
                    ABA number 0750-00022
                    For credit to Firstar Mutual Fund Services, LLC Account Number 112-952-137
                    For further credit to the Potomac Funds
                    (Your name)
                    (Your account number)
                    (Name of Fund(s) and Class(es) to purchase)

   o  Your bank may charge a fee for such services.

   o Once you have wired your investment, mail your completed and signed Account Application to the Potomac Funds.

   o  Wire  orders will only be  accepted  from 9:00 A.M.  TO 3:40 P.M.  Eastern
      Time.

   o Any orders received after this time will be processed at the NAV calculated on the next business day.

   BY CONTACTING YOUR FINANCIAL ADVISOR OR BROKER
   ----------------------------------------------

   o  Contact your Financial Advisor or Broker.

   o Your Financial Advisor or Broker will help you complete the necessary paperwork, mail your Account Application to the Potomac Funds and place your order to purchase shares of the Funds.


--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES OF THE POTOMAC FUNDS
--------------------------------------------------------------------------------

You may exchange shares of your current Fund(s) for shares of the same class of any other Potomac Fund without any charges. To make an exchange:

   o Write or call the Potomac Funds' Transfer Agent, or contact your Financial Advisor or Broker.

   o Provide your name, account number, which Funds are involved, and the number, percentage or dollar value of shares to be exchanged.

   o The Funds can only honor exchanges between accounts registered in the same name and having the same address and taxpayer identification number.

   o You must exchange at least a $1,000 or, if your account value is less than that, your entire account balance will be exchanged.

   o You may exchange by telephone only if you selected that option on your account application.

   o You may place exchange orders by telephone between 9:00 A.M. AND 3:40 P.M. Eastern time.


--------------------------------------------------------------------------------
HOW TO SELL SHARES OF THE POTOMAC FUNDS
--------------------------------------------------------------------------------

You may sell all or part of your investment in the Funds at the next determined net asset value after we receive your order.

    GENERALLY
    ---------

   o You normally will receive proceeds from any sales of Fund shares within seven days from the time a Fund receives your request in good order.

   o For investments that have been made by check, payment on sales requests may be delayed until the Potomac Funds' Transfer Agent is reasonably satisfied that the purchase payment has been collected by the Fund, which may require up to 10 business days.

   o Your proceeds will be sent to the address or wired to the bank listed on your Account Application.

   o Your request will be processed the same day if you call between 9:00 AM AND 3:40 P.M. Eastern time (or 4:00 p.m. for the Money Market Fund). Requests placed after the closing time will be processed at the NAV on the next business day.

   BY TELEPHONE OR BY MAIL
   -----------------------

   o  Call or write the Funds (see the address and telephone number above).

   o You may only sell shares of the Funds by telephone if you selected that option on your Account Application.

   o Provide your name, account number, which Fund and the number, percentage or dollar value of shares to sell.

   BY WIRE TRANSFER
   ----------------

   o  Call the Potomac Funds.

   o Provide your name, account number, which Fund and the number, percentage or dollar value of shares to sell.

   o  You must wire transfer at least $5,000.

   o You will be charged a wire transfer fee of $12.00 in addition to any charges imposed by your bank.

   o Your proceeds will be wired only to the bank listed on your Account Application.

   THROUGH YOUR FINANCIAL ADVISOR OR BROKER
   ----------------------------------------

   o  Contact your Financial Advisor or Broker.

   o  He or she will place your order to sell shares of the Funds.

   o Payment can be directed to your advisory or brokerage account normally within three days after your Financial Advisor or Broker places your order.


--------------------------------------------------------------------------------
ACCOUNT AND TRANSACTION POLICIES
--------------------------------------------------------------------------------

ORDER POLICIES:

     You may buy and sell shares of the Funds at their NAV computed after your order has been received in good order. Purchase and sell orders will be processed the same day at that day's NAV if received by 3:40 p.m. Eastern Time (or 4:00 p.m. for the Money Market Fund). Any order received after those times will be processed at the NAV next determined on the following business day.

     There are certain times when you may be unable to sell shares of the Funds or proceeds may be delayed. This may occur during emergencies, unusual market conditions or when the Funds cannot determine the value of its assets or sell its holdings. The Funds reserve the right to reject any purchase order or suspend offering of their shares.

TELEPHONE TRANSACTIONS:

     For your protection, the Funds may require some form of personal identification prior to accepting your request such as verification of your social security number, account number or other information. We also may record the conversation for accuracy. During times of unusually high market activity or extreme market changes, you should be aware that it may be difficult to place your request in a timely manner.

SIGNATURE GUARANTEES:

     In certain instances when you sell shares of the Funds, we will need your signature guaranteed. Signatures guarantees may be available at your bank, stockbroker or a national securities exchange.
     Your signature must be guaranteed under the following circumstances:

     o  if your account registration or address has changed in the last 30 days

     o if the proceeds of your sale are mailed to an address other than the one listed with the Funds

     o  if the proceeds are payable to a third party

     o  if the sale is greater  than  $100,000

     o  if the wire instructions  on the account are being changed

     o if there are other unusual situations as determined by the Funds' Transfer Agent

LOW BALANCE ACCOUNTS:

     If your total account balance falls below $10,000, then we may sell your shares of the Funds. We will inform you in writing 30 days prior to selliing shares. If you do not bring your total account balance up to $10,000 within 30 days, we may sell shares and send you the proceeds. We will not sell shares if your account value falls due to market fluctuations.

MONEY MARKET FUND CHECKING POLICIES:

     You may write checks against your Money Market Fund account if you request and complete a signature card. With these checks, you may sell shares of the Fund simply by writing a check for at least $500. You may not write a check to close your account. If you place a stop payment order on a check, we will charge you $25.

                             ADDITIONAL INFORMATION

--------------------------------------------------------------------------------
MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------


INVESTMENT ADVISOR:

     Rafferty Asset Management, LLC (Rafferty) provides investment services to the Funds. RAM manages the investment of the Funds' assets consistent with their investment objectives, policies and limitations. RAM has been managing mutual funds since June 1997 and has approximately $300 million assets under management as of October 1999. RAM is located at 1311 Mamaroneck Avenue, White Plains, New York 10605.

     Under an investment advisory agreement between the Potomac Funds and RAM, the Funds pay RAM the following fees at an annualized rate based on a percentage of the Funds' daily net assets. The fees charged and the contractual fees are the same.

 -----------------------------------------------------------------------
                                            Advisory Fees Charged
 -----------------------------------------------------------------------

    Plus Funds                                      0.75
    Short Funds                                     0.90
    U.S. Government
       Money Market Fund                            0.50
 -----------------------------------------------------------------------

PORTFOLIO MANAGEMENT:

     An investment committee of Rafferty employees headed by James T. Apple has the day-to-day responsibility for managing the Potomac Funds. Mr. Apple founded Rafferty in June 1997 and has been the Chief Investment Officer of the Potomac Funds since the Funds' inception. Previously, Mr. Apple was portfolio manager for the Rydex OTC Fund from February 1994 to May 1997. From December 1992 to December 1993, he was Director of Investments for The Rushmore Funds, Inc.


--------------------------------------------------------------------------------
DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS:

     Each Fund, except the Money Market Fund, distributes dividends from net investment income annually. The Money Market Fund usually distributes dividends from its net investment income monthly. Net investment income generally consists of interest income and dividends received on investments, less expenses.

     Each Fund, except the Money Market Fund, also distributes any realized net capital gains annually. A Fund has capital gains when it sells its portfolio assets for a profit. The tax consequences will vary depending on how long a Fund has held the asset. Distributions of net gains on the sale of an asset held for one year or less are taxed as ordinary income. Sales of assets held longer than one year (long-term capital gains) are taxed at lower capital gains rates.

     Dividends and net capital gains will be reinvested automatically at NAV unless you request otherwise in writing. Normally, distributions are taxable events for shareholders whether or not the distributions are received in cash or reinvested.

TAXES:

     The following table illustrates the potential tax liabilities for taxable accounts:


     ---------------------------------------------------------------------------
     Type of Transaction                           Tax Status*

     ---------------------------------------------------------------------------
     Dividends                                     Ordinary income rate
     Short-term capital gains                      Ordinary income rate

     Long-term capital gains                       Long-term capital gains rate
     Sale or exchange of Fund shares owned         Long-term  capital gains or
     for more than one year                        losses (capital  gains  rate)
     Sale or exchange of Fund shares owned         Gains are taxed at the same
     for less than one year                        rate as ordinary income;
                                                   losses are subject to special
                                                   rules
--------------------------------------------------------------------------------

     * Tax consequences for tax-deferred retirement accounts or non-taxable shareholders may be different. You should consult your tax specialist for more information about your personal situation.

     If you are a non-retirement account holder, then each year, we will send you a Form 1099 that tells you the amount of Fund distributions you received for the prior calendar year, the tax status of these distributions and a list of reportable sale transactions. Normally, distributions are taxable in the year you receive them. However, any distributions declared in the last three months of the year generally are taxable as if received on December 31 of the year they are declared and paid in January of the following year.

     If you are a non-corporate shareholder and do not provide the Funds with your correct taxpayer identification number (normally your social security number), the Funds are required to withhold 31% of all dividends, other distributions and sale proceeds payable to you. If you are otherwise subject to backup withholding, we also are required to withhold and pay to the IRS 31% of your distributions. Any tax withheld may be applied against your tax liability when you file your tax return. You may be subject to a $50 fee for any penalties imposed on the Funds by the IRS.


--------------------------------------------------------------------------------
YEAR 2000
--------------------------------------------------------------------------------

The Funds could be affected adversely if the computer systems used by Rafferty, the Funds' other service providers, or companies in which the Funds invest do not properly process and calculate information that relates to dates beginning on January 1, 2000 and beyond. The Funds have received representations from Rafferty and its other service providers regarding their readiness and initiatives for the Year 2000 issue. However, due to the uncertainty of the Year 2000 issue and the Funds' reliance on various service providers to perform essential functions, a Fund could have difficulty calculating its net asset value, processing orders for share sales and delivering account statements and other information to shareholders. There can be no assurance that these steps taken by the Funds' service providers will be sufficient to avoid and adverse impact.

--------------------------------------------------------------------------------
MASTER/FEEDER STRUCTURE OPTION
--------------------------------------------------------------------------------

The Funds may in the future operate under a master/feeder structure. This means that each Fund would be a "feeder" fund that attempts to meet its objective by investing all its investable assets in a "master" fund with the same investment objective. The "master" fund would purchase securities for investment. It is expected that any such investment company would be managed by Rafferty in substantially the same manner as the Funds. If permitted by law at that time, the Board of Trustees may approve the implementation of such a structure for the Funds without seeking shareholder approval. However, the Trustee's decision will be made only if theinvestments in the master funds are in the best interests of the Funds and their shareholders. In making that determination, the Trustees will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. You also will receive 30 days notice prior to the implementation of the master/feeder structure.

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables are intended to help you understand each Fund's financial performance since the Funds' commenced operation. The information in the tables has been audited by PricewaterhouseCoopers LLP, the Funds' independent accountants. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Financial highlights are not available for the Potomac Small Cap/Short Fund, the Potomac Dow 30 Funds, the Potomac Internet Funds and the Potomac Japan Funds because they have not commenced active operations. More information about the Funds is found in their Annual and Semi-Annual Reports, which you may obtain upon request.




                                                            For a fund share outstanding throughout the period

Potomac Funds                                     U.S. Plus            U.S. Plus               U.S./Short(6)      U.S./Short(6)
                                                    Fund                  Fund                     Fund               Fund
                                                 Year Ended        October 20, 1997(1)          Year Ended      November 7, 1997(1)
                                               August 31, 1999     to August 31, 1998        August 31, 1999   to August 31, 1998
                                               ----------------    ------------------        ---------------   ------------------
PER SHARE DATA:
NET ASSET VALUE,
   BEGINNING OF PERIOD.......................  $          9.76       $         10.00          $        47.30     $        50.00
                                               ----------------      ---------------          --------------     ----------------
INCOME (LOSS) FROM INVESTMENT
     OPERATIONS:
Net investment income (loss)(4)..............             0.31                 0.36                     1.05               1.15
Net realized and unrealized gain (loss)
     on investments(7).......................             4.59                (0.58)                  (13.91)             (3.85)
                                               ----------------      ---------------          ---------------    ----------------
       Total from investment operations......             4.90                (0.22)                  (12.86)             (2.70)
                                               ----------------      ---------------          ---------------    ----------------

LESS DISTRIBUTIONS:
------------------
Dividends from net investment income.........               --                (0.02)                       --                 --
Distributions from realized gains............            (0.10)                   --                   (0.05)                 --
                                               ----------------      ---------------          ---------------    ----------------
      Total distributions....................            (0.10)               (0.02)                   (0.05)                 --
                                               ----------------      ---------------          ---------------    ----------------
NET ASSET VALUE, END OF PERIOD..............   $         14.56        $        9.76           $        34.39      $       47.30
                                               ================      ===============          ===============    ================
TOTAL RETURN                                             50.38%               (2.23%)(2)              (26.77%)            (5.40%)(2)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period...................   $    16,472,869             $466,997               $4,392,851         $7,768,652
Ratio of net expenses to average net
     assets:
     Before expense reimbursement...........              1.52%                2.52%(3)                 1.90%              5.29%(3)
     After expense reimbursement............              1.50%                1.50%(3)                 1.64%              1.57%(3)
Ratio of net investment income (loss) to
     average net assets:
     Before expense reimbursement...........              2.32%               2.68%(3)                  2.23%             (0.40%)(3)
     After expense reimbursement............              2.34%               3.70%(3)                  2.49%               3.26%(3)
Portfolio turnover rate(5)....................            0.00%               0.00%                     0.00%               0.00%

(1)  COMMENCEMENT OF OPERATIONS.

(2)  NOT ANNUALIZED.

(3)  ANNUALIZED.

(4) NET INVESTMENT  INCOME (LOSS) PER SHARE  REPRESENTS  NET  INVESTMENT  INCOME
(LOSS) DIVIDED BY THE DAILY AVERAGE SHARES OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.

(5) PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR. INVESTMENTS IN OPTIONS, FUTURES CONTRACTS AND REPUCAHSE AGREEMENTS ARE DEEMED SHORT-TERM SECURITIES.

(6) THE PER SHARE DATA REFLECTS A 1 FOR 5 REVERSE STOCK SPLIT WHICH OCCURRED ON JUNE 7, 1999.

(7) THE AMOUNTS SHOWN MAY NOT CORRELATE WITH AGGREGATE GAINS AND LOSSES OF PORTFOLIO SECURITIES DUE TO THE TIMING OF SUBSCRIPTIONS AND REDEMPTIONS OF FUND SHARES.



                                                               For a fund share outstanding throughout the period

Potomac Funds                                   OTC Plus            OTC Plus                OTC/Short(9)           OTC/Short(9)
                                                  Fund                Fund                     Fund                    Fund
                                               Year Ended       October 20, 1997(1)         Year Ended          October 16, 1997(1)
                                            August 31, 1999    to August 31, 1998        August 31, 1999       to August 31, 1998
                                            ---------------    ------------------        ---------------       ------------------
PER SHARE DATA:
NET ASSET VALUE,
   BEGINNING OF PERIOD...................   $       10.41       $       10.00            $       41.90          $       50.00
                                            ---------------    ------------------        ---------------       ----------------
INCOME (LOSS) FROM INVESTMENT
     OPERATIONS:
Net investment income (loss)(4)..........           (0.23)              (0.11)                    0.39(8)                0.45(8)
Net realized and unrealized gain (loss)
     on investments (10) ................           14.48                0.52                   (25.22)                 (8.55)
                                            ---------------    ------------------        ---------------       ------------------
       Total from investment operations..           14.25                0.41                   (24.83)                 (8.10)
                                            ---------------    ------------------        ---------------       ------------------

LESS DISTRIBUTIONS:

Dividends from net investment income....                --                  --                      --                     --
Distributions from realized gains.......            (0.06)                  --                  (0.01)                     --
      Total distributions...............            (0.06)                  --                  (0.01)                     --
NET ASSET VALUE, END OF PERIOD..........    $       24.60       $       10.41            $      17.06          $        41.90
                                            ===============     =================        ===============       =================
TOTAL RETURN                                       137.18%               4.10%(2)              (59.25%)                (16.20%)(2)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period...............    $  76,682,387       $   7,680,546            $ 10,863,451          $   19,168,538
Ratio of net expenses to average net
     assets:
     Before expense reimbursement.......             1.50%               3.21%(3)                1.87%                   3.70%(3)
     After expense reimbursement........             1.50%               1.50%(3)                1.65%6                  1.64%(3)(6)
Ratio of net investment income (loss)
     to average net assets:
     Before expense reimbursement.......            (1.16%)            (2.84%)(3)                1.47%                  (0.74%)(3)
     After expense reimbursement........            (1.16%)            (1.13%)(3)                1.69%(7)                1.32%(3)(7)
Portfolio turnover rate(5)..............         1,000.39%          2,324.63%                3,048.52%                 3,346.25%

(1)  COMMENCEMENT OF OPERATIONS.

(2)  NOT ANNUALIZED.

(3   ANNUALIZED.

(4)  NET INVESTMENT INCOME (LOSS) PER SHARE  REPRESENTS  NET  INVESTMENT  INCOME
     (LOSS)  DIVIDED   BY  THE  DAILY  AVERAGE  SHARES  OF  BENEFICIAL  INTEREST
     OUTSTANDING THROUGHOUT EACH PERIOD.

(5) PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR. INVESTMENTS IN OPTIONS, FUTURES CONTRACTS AND REPURCHASE AGREEMENTS ARE DEEMED SHORT-TERM SECURITIES.

(6) THE OPERATING EXPENSE RATIO EXCLUDED DIVIDENDS ON SHORT POSITIONS. THE RATIO INCLUDING DIVIDENDS ON SHORT POSITIONS FOR THE YEAR ENDED AUGUST 31, 1999 AND THE PERIOD ENDED AUGUST 31, 1998 WAS 1.74% AND 1.78%, RESPECTIVELY.

(7) THE NET INVESTMENT INCOME RATIO INCLUDED DIVIDENDS ON SHORT POSITIONS. THE RATIO EXCLUDING DIVIDENDS ON SHORT POSITIONS FOR THE YEAR ENDED AUGUST 31, 1999 AND THE PERIOD ENDED AUGUST 31, 1998 WAS 1.78% AND 1.46%, RESPECTIVELY.

(8) NET INVESTMENT INCOME BEFORE DIVIDENDS ON SHORT POSITIONS FOR THE YEAR ENDED AUGUST 31, 1999 AND THE PERIOD ENDED AUGUST 31, 1998 WAS $0.41 AND $0.50, RESPECTIVELY.

(9) THE PER SHARE DATA REFLECTS A 1 FOR 5 REVERSE STOCK SPLIT WHICH OCCURRED ON JUNE 7, 1999.

(10) THE AMOUNTS SHOWN MAY NOT CORRELATE WITH AGGREGATE GAINS AND LOSSES OF PORTFOLIO SECURITIES DUE TO THE TIMING OF SUBSCRIPTIONS AND REDEMPTIONS OF FUND SHARES.


                                                        For a fund share outstanding throughout the period

Potomac Funds                                                                         U.S. Government      U.S. Government
                                                                  Small Cap Plus        Money Market         Money Market
                                                                       Fund                 Fund                 Fund

                                                                February 22, 1999(1)     Year Ended       October 20, 1997(1)
                                                                to August 31, 1999    August 31, 1999     to August 31, 1998
                                                                ------------------    ---------------     ------------------

PER SHARE DATA:
NET ASSET VALUE,
   BEGINNING OF PERIOD......................................    $         10.00       $         1.00       $          1.00
                                                                ----------------      --------------       ---------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(4).............................               0.18                 0.04                  0.04
Net realized and unrealized gain (loss) on investments(6)...               0.92                   --                    --
                                                                ----------------      --------------       ---------------
     Total from investment operations................                      1.10                 0.04                  0.04
                                                                ----------------      --------------       ---------------

LESS DISTRIBUTIONS:
Dividends from net investment income.................                        --                (0.04)                (0.04)
Distributions from realized gains....................                        --                   --                    --
                                                                ----------------      --------------       ---------------
     Total distributions.............................                        --                (0.04)                (0.04)
                                                                ----------------      --------------       ---------------
NET ASSET VALUE, END OF PERIOD.......................           $         11.10        $        1.00      $           1.00

TOTAL RETURN                                                              11.00%(2)             3.89%                 3.89%(2)
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period............................           $     7,033,622        $  50,222,733      $      9,370,384
Ratio of net expenses to average net assets:
     Before expense reimbursement....................                      1.50%(3)             1.20%                 3.70%(3)
     After expense reimbursement.....................                      1.50%(3)             0.99%                 1.00%(3)
Ratio of net investment income (loss) to average
     net assets:
     Before expense reimbursement....................                      3.03%(3)             3.68%                 1.66%(3)
     After expense reimbursement.....................                      3.03%(3)             3.89%                 4.36%(3)
Portfolio turnover rate(5)...........................                      0.00%                 N/A                   N/A

(1)  COMMENCEMENT OF OPERATIONS.

(2)  NOT ANNUALIZED.

(3)  ANNUALIZED.

(4)  NET INVESTMENT INCOME (LOSS) PER SHARE  REPRESENTS  NET  INVESTMENT  INCOME
     (LOSS)  DIVIDED  BY  THE   DAILY  AVERAGE  SHARES  OF  BENEFICIAL  INTEREST
     OUTSTANDING THROUGHOUT EACH PERIOD.

(5) PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY OF LESS THAN ONE YEAR. INVESTMENTS IN OPTIONS, FUTURES CONTRACTS AND REPURCHASE AGREEMENTS ARE DEEMED SHORT-TERM SECURITIES.

(6) THE AMOUNTS SHOWN MAY NOT CORRELATE WITH AGGREGATE GAINS AND LOSSES OF PORTFOLIO SECURITIES DUE TO THE TIMING OF SUBSCRIPTIONS AND REDEMPTIONS OF FUND SHARES.

                      MORE INFORMATION ON THE POTOMAC FUNDS

STATEMENT OF ADDITIONAL INFORMATION (SAI): The Funds' SAI contains more information on the Funds and their investment policies. The SAI is incorporated in this Prospectus by reference (it is legally part of this Prospectus). A current SAI is on file with the Securities and Exchange Commission (SEC).

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS: The Funds' reports provide additional information on their investment holdings, performance data and a letter discussing the market conditions and investment strategies that significantly affected the Funds' performance during that period.

CALL OR WRITE TO OBTAIN THE SAI OR FUND REPORTS FREE OF CHARGE:

   Write to:         Potomac Funds                       Call:    (800) 851-0511
                     P.O. Box 1993
                     Milwaukee, Wisconsin  53201-1993

Copies of these documents and other information about the Funds are available from the SEC Public Reference Room in Washington, D.C. The Public Reference Room can be reached at (800) 732-0330 or by mailing a request, including a duplicating fee to: SEC's Public Reference Section, 450 Fifth Street NW, Washington, D.C. 20549-6009. You also may find information on the Funds at the SEC's Internet website at http://www.sec.gov.

      Investment Advisor:                 Rafferty Asset Management, LLC
                                          1311 Mamaroneck Avenue
                                          White Plains, NY 10605

      Adminstrator, Transfer Agent,       Firstar Mutual Fund Services, LLC
      Dividend Paying Agent,              P.O. Box 1993
      Shareholder Servicing Agent:        Milwaukee, WI 53201-1993

      Custodian:                          Firstar Bank Milwaukee, N.A.
                                          615 East Michigan Street
                                          Milwaukee, WI 53202

      Counsel:                            Kirkpatrick & Lockhart LLP
                                          1800 Massachusetts Avenue, N.W.
                                          Washington, D.C. 20036-1800

      Independent Auditors:               PricewaterhouseCoopers LLP
                                          100 East Wisconsin Avenue
                                          Milwaukee, WI 53202



                                    POTOMAC


                                     [LOGO]

                                     FUNDS


                   Rafferty Capital Markets, Inc., Distributor
                             1311 Mamaroneck Avenue
                          White Plains, New York 10605



      No person has been authorized to give any information or to make any representation not contained in this Prospectus, or in the SAI incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Funds or their distributor. This Prospectus does not constitute an offering by the Funds in any jurisdiction in which such an offering may not lawfully be made.

                                                       SEC File Number: 811-8243

                                  POTOMAC FUNDS
                       STATEMENT OF ADDITIONAL INFORMATION

                             100 South Royal Street
                           Alexandria, Virginia 22314

                             1311 Mamaroneck Avenue
                          White Plains, New York 10605

                                 (800) 851-0511

The Potomac Funds (the "Trust") is a management investment company, or mutual fund, which offers to the public thirteen separate investment portfolios (the "Funds"). The Funds are designed principally for experienced investors who intend to follow an asset allocation strategy. The Funds are not designed for inexperienced or less sophisticated investors. An important feature of the Trust is that it primarily consists of pairs of Funds, each of which attempts to provide results correlating to a specific index. The "plus" fund attempts to provide investment results that correlate to its target index, while the "short" fund attempts to provide investment results that are opposite of the return of its target index. In particular, the following Funds seek investment results that correspond over time to the following target indices:


FUND                                         TARGET INDEX
Potomac U.S. Plus  Fund                      150% of the performance of the Standard & Poor's 500
                                             Composite Stock Price Index(TRADEMARK)
Potomac U.S./Short Fund                      Inverse (opposite) of the Standard & Poor's 500 Composite
                                             Stock Price Index(TRADEMARK)
Potomac OTC Plus Fund                        125% of the performance of the Nasdaq 100 Stock Index(TRADEMARK)
Potomac OTC/Short Fund                       Inverse (opposite) of the Nasdaq 100 Stock Index(TRADEMARK)
Potomac Dow 30(SERVICEMARK) Plus Fund        125% of the performance of the Dow Jones Industrial Average(SERVICEMARK)
Potomac Dow 30 (SERVICEMARK)/Short Fund      Inverse (opposite) of the Dow Jones Industrial Average(SERVICEMARK)
Potomac Internet Plus Fund                   125% of the performance of the Dow Jones Composite Internet Index(SERVICEMARK)
Potomac Internet/Short Fund                  Inverse (opposite) of the Dow Jones Composite Internet Index(SERVICEMARK)
Potomac Japan Plus Fund                      125% of the performance of the Nikkei 225 Stock Average
Potomac Japan/Short Fund                     Inverse (opposite) of the Nikkei 225 Stock Average
Potomac Small Cap Plus Fund                  125% of the performance of the Russell 2000 Index
Potomac Small Cap/Short Fund                 Inverse (opposite) of the Russell 2000 Index

The Trust also offers the Potomac U.S. Government Money Market Fund, which seeks security of principal, current income and liquidity by investing primarily in money market instruments issued or guaranteed, as to principal and interest, by the U.S. Government, its agencies or instrumentalities. THE FUND SEEKS TO MAINTAIN A CONSTANT $1.00 NET ASSET VALUE PER SHARE, ALTHOUGH THIS CANNOT BE ASSURED. SHARES OF THIS FUND ARE NOT DEPOSITS OR OBLIGATIONS, OR GUARANTEED OR ENDORSED BY, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN THIS FUND IS NEITHER INSURED NOR GUARANTEED BY THE UNITED STATES GOVERNMENT.




This Statement of Additional Information dated November 17, 1999 is not a prospectus. It should be read in conjunction with the Trust's Prospectus dated November 17, 1999. A copy of the Prospectus is available, without charge, upon request to the Trust at the address or telephone number above.

                                TABLE OF CONTENTS
                                                                            Page
THE POTOMAC FUNDS..............................................................3
CLASSIFICATION OF THE FUNDS....................................................3
INVESTMENT POLICIES AND TECHNIQUES.............................................4
     American Depository Receipts ("ADRs").....................................4
     Foreign Securities........................................................4
     Illiquid Investments and Restricted Securities............................5
     Indexed Securities........................................................5
     Investments in Other Investment Companies.................................6
     Options, Futures and Other Strategies.....................................7
     Repurchase Agreements....................................................14
     Short Sales..............................................................14
     U.S. Government Securities...............................................15
     Other Investment Risks and Practices.....................................16
     Tracking Error...........................................................17
INVESTMENT RESTRICTIONS.......................................................18
PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................22
MANAGEMENT OF THE TRUST.......................................................23
     Trustees and Officers....................................................23
     Five Percent Shareholders................................................26
     Investment Adviser.......................................................27
     Fund Administrator, Fund Accountant, Transfer Agent and Custodian........29
     Distributor..............................................................30
     Distribution Plans.......................................................30
     Independent Accountants..................................................31
DETERMINATION OF NET ASSET VALUE..............................................31
PURCHASES AND REDEMPTIONS.....................................................32
     Retirement Plans.........................................................32
     Redemptions by Telephone.................................................33
     Redemption in Kind.......................................................33
     Receiving Payment........................................................33
EXCHANGE PRIVILEGE............................................................34
CONVERSION OF BROKER CLASS SHARES.............................................34
PERFORMANCE INFORMATION.......................................................35
     Comparative Information..................................................35
     Total Return Computations................................................36
     Yield Computations.......................................................37
SHAREHOLDER AND OTHER INFORMATION.............................................38
DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES......................................39
     Dividends and Other Distributions........................................39
     Taxes....................................................................39
FINANCIAL STATEMENTS..........................................................43

                                THE POTOMAC FUNDS

The Trust is a Massachusetts business trust organized on June 6, 1997 and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust currently consists of thirteen separate series to the public: the Potomac U.S. Plus Fund ("U.S. Plus Fund"), the Potomac U.S./Short Fund ("U.S. Short Fund"), the Potomac OTC Plus Fund ("OTC Plus Fund"), the Potomac OTC/Short Fund ("OTC/Short Fund"), the Potomac Dow
30(SERVICEMARK) Plus Fund ("Dow 30 Plus Fund"), the Potomac Dow 30(SERVICEMARK)/Short Fund ("Dow 30/Short Fund"), the Potomac Internet Plus Fund ("Internet Plus Fund"), the Potomac Internet/Short Fund ("Internet Short Fund"), the Potomac Japan Plus Fund ("Japan Plus Fund"), the Potomac Japan/Short Fund ("Japan Short Fund"), the Potomac Small Cap Plus Fund ("Small Cap Plus"), the Potomac Small Cap/Short Fund ("Small Cap Short") and the Potomac U.S. Government Money Market Fund ("Money Market Fund") (collectively, the "Funds"). The Trust may offer additional series in the future.

Each Fund offers three classes of shares: the Investor Class, the Advisor Class and the Broker Class. The Investor Class shares are designed for sale directly for investors without a sales charge. The Advisor Class shares are made available through investment advisers, bank, trust company or other authorized representative without a sales charge but are subject to a 1.00% distribution and service fee. The Broker Class shares are sold through brokers and dealers and are subject to a 5% maximum contingent deferred sales charge ("CDSC") declining over a six-year period.

The Funds are designed principally for experienced investors seeking an asset allocation vehicle. Except for the Money Market Fund, the Funds provide investment exposure to various securities markets. Each Fund seeks investment results that correspond over time to a specific target index. The terms "plus" and "short" in the Funds' names are not intended to refer to the duration of the Funds' investment portfolios. The Funds may be used independently or in combination with each other as part of an overall strategy.

                           CLASSIFICATION OF THE FUNDS

Each Fund (other than the Money Market Fund) is a "non-diversified" series of the Trust pursuant to the 1940 Act. A Fund is considered "non-diversified" because a relatively high percentage of its assets may be invested in the securities of a limited number of issuers. To the extent that a Fund assumes large positions in the securities of a small number of issuers, the fund's net asset value may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers, and the Fund may be more susceptible to any single economic, political or regulatory occurrence than a diversified company.

A Fund's classification as a "non-diversified" investment company means that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each Fund, however, intends to meet certain diversification standards at the end of each quarter of its tax year.

                       INVESTMENT POLICIES AND TECHNIQUES

The Funds may engage in the investment strategies discussed below. There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of the Fund's objective.

AMERICAN DEPOSITORY RECEIPTS ("ADRS")

The OTC Plus Fund, OTC/Short Fund, Small Cap Plus Fund, Small Cap/Short Fund, Internet Plus Fund, Internet/Short Fund, Japan Plus Fund and Japan/Short Fund may invest in ADRs. The OTC/Short Fund, Small Cap/Short Fund, Internet/Short Fund and Japan/Short Fund may sell ADRs short.

ADRs are dollar denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by United States banks and trust companies that evidence ownership of underlying securities issued by a foreign corporation. ADRs include ordinary shares and New York shares. ADRs may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the depository security. Holders of unsponsored depository receipts generally bear all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts of the deposited securities. ADRs are not necessarily denominated in the same currency as the underlying securities to which they may be connected. Generally, ADRs in registered form are designed for use in the U.S. securities market and ADRs in bearer form are designed for used outside the United States.

FOREIGN SECURITIES

The Japan Plus Fund and the Japan/Short Fund (each, a "Japan Fund" and collectively, the "Japan Funds") may invest in ADRs of companies that comprise the Nikkei 225 Index. The Japan Funds also may have indirect exposure to foreign securities through investments in stock index futures contracts, options on stock index futures contracts and options on securities and on stock indices.

Investing in foreign securities carries political and economic risks distinct from those associated with investing in the United States. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment, or on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

ILLIQUID INVESTMENTS AND RESTRICTED SECURITIES

Each Fund may purchase and hold illiquid investments, No Fund will purchase or otherwise acquire any security if, as a result, more than 15% (10% for the Money Market Fund) of its net assets (taken at current value) would be invested in investments that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"), which the Board of Trustees ("Board" or "Trustees") or Rafferty Asset Management, LLC ("Rafferty") has determined under Board-approved guidelines are liquid. None of the Funds, however, currently anticipates investing in such restricted securities.

The term "illiquid investments" for this purpose means investments that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the investments. Investments currently considered to be illiquid include: (1) repurchase agreements not terminable within seven days, (2) securities for which market quotations are not readily available, (3) over-the-counter ("OTC") options and their underlying collateral, (4) bank deposits, unless they are payable at principal amount plus accrued interest on demand or within seven days after demand and (5) restricted securities not determined to be liquid pursuant to guidelines established by the Board. The assets used as cover for OTC options written by a Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

A Fund may not be able to sell illiquid investments when Rafferty considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were liquid. In addition, the sale of illiquid investments may require more time and result in higher dealer discounts and other selling expenses than does the sale of investments that are not illiquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and investment in illiquid investments may have an adverse impact on net asset value.

Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that have developed as a result of Rule 144A provide both readily ascertainable values for certain restricted securities and the ability to liquidate an investment to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and a Fund may be unable to dispose of such securities promptly or at reasonable prices.

INDEXED SECURITIES

Each Fund (other than the Money Market Fund) may purchase indexed securities, which are securities the value of which varies positively or negatively in relation to the value of other securities, securities indices or other financial indicators, consistent with its investment objective. Indexed securities may be debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Recent issuers of indexed securities have included banks, corporations and certain U.S. Government agencies.

The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and also may be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying instruments. Certain indexed securities that are not traded on an established market may be deemed illiquid. See "Illiquid Investments and Restricted Securities" above.

The U.S. Plus Fund may invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of common stocks designed to track the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), and whose shares trade on the American Stock Exchange. The value of SPDRs fluctuates in relation to changes in the value of the underlying portfolio of common stocks. The market price of SPDRs, however, may not be equivalent to the pro rata value of the S&P 500 Index. SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks.

The Dow 30 Plus Fund may invest in DIAMONDS(SERVICEMARK). DIAMONDS represent an investment in a unit investment trust ("DIAMONDS Trust"), which owns shares in proportion to the weightings of the stocks comprising the Dow Jones Industrial Average ("DJIA"). The DIAMONDS Trust is structured so that its shares trade at approximately 1/100 (one one-hundredth) of the value of the DJIA. The DIAMONDS Trust's shares trade on the American Stock Exchange ("AMEX"). An investment in DIAMONDS is subject to risks similar to those of other diversified stock portfolios, including market volatility and that the general level of stock prices may decline. Although DIAMONDS are designed to provide investment results that generally correspond to the price and yield performance of the DJIA, the DIAMONDS Trust may not be able to exactly replicate the performance of the DJIA because of trust expenses and other factors.

An investment in SPDRs and DIAMONDS are considered investments in other investment companies discussed below.

The Japan Funds may invest in currency-indexed securities. These securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one more specified foreign currencies, and may offer higher yields than U.S. Dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the value of a specified foreign currency increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when the value of a specified foreign currency increases, resulting in a security whose price characteristics are similar to a put on the underlying currency.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each Fund may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of the

1940 Act. The Money Market Fund will invest only in those investment companies that invest in the same quality of investments as the Money Market Fund. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund's own operations.

OPTIONS, FUTURES AND OTHER STRATEGIES

GENERAL. Each Fund (other than the Money Market Fund) may use certain options (both traded on an exchange and OTC), futures contracts (sometimes referred to as "futures") and options on futures contracts (collectively, "Financial Instruments") as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund's position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the "CFTC"). In addition, a Fund's ability to use Financial Instruments will be limited by tax considerations. See "Dividends, Other Distributions and Taxes."

In addition to the instruments, strategies and risks described below and in the Prospectus, Rafferty may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as Rafferty develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. Rafferty may utilize these opportunities to the extent that they are consistent with a Fund's investment objective and permitted by a Fund's investment limitations and applicable regulatory authorities. The Funds' Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

SPECIAL RISKS. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1) Successful use of most Financial Instruments depends upon Rafferty's ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of stock market trends by Rafferty may still not result in a successful transaction. Rafferty may be incorrect in its expectations as to the extent of market movements or the time span within which the movements take place which, thus, may result in the strategy being unsuccessful.

(2) Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

(3) As described below, a Fund might be required to maintain assets as "cover," maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (E.G., Financial Instruments other than purchased options). If a Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that a Fund sell a portfolio security at a disadvantageous time. A Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

(4) Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular instrument at a particular time or due to losses from premiums paid by a Fund on options transactions.

COVER. Transactions using Financial Instruments, other than purchased options, expose a Fund to an obligation to another party. A Fund will not enter into any such transactions unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. Each Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, Firstar Bank Milwaukee, N.A. ("Custodian"), in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover or accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

OPTIONS. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange ("CBOE"), the AMEX and other exchanges, as well as the OTC markets.

By buying a call option on a security, a Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, a Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. By buying a put option, a Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, a Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, a Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

RISKS OF OPTIONS ON SECURITIES. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

A Fund's ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to its expiration.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

OPTIONS ON INDICES. An index fluctuates with changes in the market values of the securities included in the index. Options on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than (in the case of a call) or less than (in the case of put) the exercise price of the option. Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index or the Amex Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by Rafferty are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These positions limits may restrict the number of listed options that a Fund may buy or sell.

Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

RISKS OF OPTIONS ON INDICES. If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

OTC Foreign Currency Options. OTC foreign currency options that may be used by the Japan Plus Fund and the Japan Short Fund are European-style options. This means that the option is exercisable only immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made.

When a Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put).

Whether a Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of a Fund's loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited. The Funds only purchase and sell futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments are made to and from the futures commission merchant daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures commission merchant. When a Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when a Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

To the extent that a Fund enters into futures contracts or options on futures contracts, in each case other than for BONA FIDE hedging purposes (as defined by the Commodity Futures Trading Commission ("CFTC")), the aggregate initial margin and the premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, I.E., exercise price of the call. A put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of a Fund's assets that are at risk in futures contracts and options on futures contracts.

RISKS OF FUTURES CONTRACTS AND OPTIONS THEREON. The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

FOREIGN CURRENCY STRATEGIES - RISK FACTORS. Each Japan Fund may use options and futures contracts on Japanese Yen, as described above, and forward contracts on Japanese Yen, as described below.

The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. Dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, each Japan Fund could be disadvantaged by having to deal in the odd-lot market

(generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, each Japan Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

FORWARD CURRENCY CONTRACTS. Each Japan Fund may enter into forward currency contracts to purchase or sell Japanese Yen for a fixed amount of U.S. Dollars. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time of the forward currency contract. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

The cost to each Japan Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Japan Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Japan Fund would in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Japan Fund may be unable to close out a forward currency contract at any time prior to maturity. In either event, a Japan Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to maintain cash or liquid assets in a segregated account.

The precise matching of forward currency contract amounts and the value of the securities involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Japan Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts.

COMBINED POSITIONS. A Fund may purchase and write options in combination with each other. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements with banks that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. Government Securities. Repurchase agreements generally are for a short period of time, usually less than a week. Under a repurchase agreement, a Fund purchases a U.S. Government Security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the Fund's holding period. While the maturities of the underlying securities in repurchase agreement transactions may be more than one year, the term of each repurchase agreement always will be less than one year. Repurchase agreements with a maturity of more than seven days are considered to be illiquid investments. No Fund may enter into such a repurchase agreement if, as a result, more than 15% (10% in the case of the Money Market
Fund) of the value of its net assets would then be invested in such repurchase agreements and other illiquid investments. See "Illiquid Investments and Restricted Securities" above.

Each Fund will always receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement. In the event of default or bankruptcy by the seller, the Fund will liquidate those securities (whose market value, including accrued interest, must be at least 100% of the amount invested by the Fund) held under the applicable repurchase agreement, which securities constitute collateral for the seller's obligation to repurchase the security. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited.

SHORT SALES

The U.S./Short Fund, the OTC/Short Fund, the Dow 30/Short Fund, the Internet/Short Fund, the Small Cap/Short Fund and the Japan/Short Fund may engage in short sale transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends that accrue during the period of the loan. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed stock, the Fund will: (1) maintain an account containing cash or liquid assets at such a level that (a) the amount deposited in the account plus that amount deposited with the broker as collateral will equal the current value of the stock sold short and
(b) the amount deposited in the account plus the amount deposited with the broker as collateral will not be less than the market value of the stock at the time the stock was sold short; or (2) otherwise cover the Fund's short position.

The U.S. Plus Fund, the OTC Plus Fund, the Dow 30 Plus Fund, the Internet Plus Fund, the Small Cap Plus Fund and the Japan Plus Fund each also may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the stock being sold at no additional cost ("selling short against the box").

U.S. GOVERNMENT SECURITIES

The Money Market Fund invests in Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government Securities") in pursuit of its investment objectives. The other Funds may invest in U.S. Government Securities in order to deposit such securities as initial or variation margin, as "cover" for the investment techniques they employ, as part of a cash reserve and for liquidity purposes.

U.S. Government Securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government Securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. Government to purchase the agencies' obligations; while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

U.S. Government Securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years). All such Treasury securities are backed by the full faith and credit of the United States.

U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, the Federal National Mortgage Association ("Fannie Mae"), the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association ("Ginnie Mae"), the General Services Administration, the Central Bank for Cooperatives, the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Farm Credit Banks, the Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association.

Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by Fannie Mae, are supported only by the credit of the instrumentality and by a pool of mortgage assets. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. The Money Market Fund will invest in securities of agencies and instrumentalities only if Rafferty is satisfied that the credit risk involved is acceptable.

Yields on short-, intermediate- and long-term U.S. Government Securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation. Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. Government Securities generally varies inversely with changes in the market interest rates. An increase in interest rates, therefore, generally would reduce the market value of a Fund's portfolio investments in U.S. Government Securities, while a decline in interest rates generally would increase the market value of a Fund's portfolio investments in these securities.

OTHER INVESTMENT RISKS AND PRACTICES

BORROWING. The U.S. Plus Fund, OTC Plus Fund, the Internet Plus Fund, the Dow 30 Plus Fund, the Japan Plus Fund and the Small Cap Plus Fund may borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Leverage will magnify changes in a Fund's net asset value and on a Fund's investments. Although the principal of such borrowings will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for a Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest a Fund will have to pay, that Fund's net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The use of derivatives in connection with leverage creates the potential for significant loss.

The Funds may borrow money to facilitate management of the Fund's portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.

As required by the 1940 Act, a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of the required asset coverage declines as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio investments within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell portfolio instruments at that time.

In addition to the foregoing, each Fund may borrow money from a bank as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of its total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. Each Fund may pledge portfolio securities as Rafferty deems appropriate in connection with any borrowings.

LENDING PORTFOLIO SECURITIES. Each Fund may lend portfolio securities with a value not exceeding 33 1/3% (15% in the case of the Money Market Fund) of its total assets to brokers, dealers, and financial institutions. Borrowers are required continuously to secure their obligations to return securities on loan from a Fund by depositing any combination of short-term government securities and cash as collateral with the Fund. The collateral must be equal to at least 100% of the market value of the loaned securities, which will be marked to market daily. While a Fund's portfolio securities are on loan, the Fund continues to receive interest on the securities loaned and simultaneously earns either interest on the investment of the collateral or fee income if the loan is otherwise collateralized. The Fund may invest the interest received and the collateral, thereby earning additional income. Loans would be subject to termination by the lending Fund on four business days' notice or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and that Fund's shareholders. A lending Fund may pay reasonable finders, borrowers, administrative and custodial fees in connection with a loan. Each Fund currently has no intention of lending its portfolio securities.

PORTFOLIO TURNOVER. The Trust anticipates that investors in the Funds, as part of an asset allocation investment strategy, frequently will redeem Fund shares, as well as exchange their Fund shares for shares of other Funds. A Fund may have to dispose of certain portfolio investments to maintain sufficient liquid assets to meet such redemption and exchange requests, thereby causing a high portfolio turnover. Because each Fund's portfolio turnover rate depends largely on the purchase, redemption and exchange activity of its investors, it is difficult to estimate each Fund's actual turnover rate.

A Fund's portfolio turnover rate is calculated by the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this calculation, instruments with remaining maturities of less than one year are excluded from the portfolio turnover rate. Such instruments generally would include futures contracts and options, since such contracts generally have a remaining maturity of less than one year. In any given period, all of a Fund's investments may have a remaining maturity of less than one year; in which case, the portfolio turnover rate for that period would be equal to zero. However, each Fund's portfolio turnover rate, except for the Money Market Fund, calculated with all securities whose maturities were one year or less is anticipated to be unusually high. If, for example, options and futures were included in the calculation, then each Fund's portfolio turnover rate, except for the Money Market Fund, would be approximately 500%.

TRACKING ERROR

While the Funds do not expect their returns over a twelve-month period to deviate from their respective target indices by a significant percentage due solely to tracking error, several factors may affect the Funds' ability to achieve this correlation. Among these factors are: (1) Fund expenses, including brokerage expenses and commissions (which may be increased by high portfolio turnover); (2) less than all of the securities in the target index being held by a Fund and securities not included in the target index being held by a Fund; (3) an imperfect correlation between the performance of instruments held by a Fund, such as futures contracts and options, and the performance of the underlying securities in the cash market comprising an index; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) a Fund holding instruments that are illiquid or the market for which becomes disrupted; (6) the need to conform a Fund's portfolio holdings to comply with that Fund's investment restrictions or policies, or regulatory or tax law requirements; and
(7) market movements that run counter to a leveraged Fund's investments (which will cause divergence between the Fund and its target index over time due to the mathematical effects of leveraging).

While index futures and options contracts closely correlate with the applicable indices over long periods, shorter-term deviation, such as on a daily basis, does occur with these instruments. As a result, a Fund's short-term performance will reflect such deviation from its target index.

In the case of the Funds whose net asset values move inversely from their target indices (the U.S./Short Fund, OTC/Short Fund, Dow 30/Short Fund, Internet/Short Fund, Japan/Short Fund, the Small Cap/Short Fund) the factor of compounding also may lead to tracking error. Even if there is a perfect inverse correlation between a Fund and the return of its applicable target index on a daily basis, the symmetry between the changes in the benchmark and the changes in the Fund's net asset value can be altered significantly over time by a compounding effect. For example, if a Fund achieved a perfect inverse correlation with its target index on every trading day over an extended period and the level of returns of that index significantly decreased during that period, a compounding effect for that period would result, causing an increase in the Fund's net asset value by a percentage that is somewhat greater than the percentage that the index's returns decreased. Conversely, if a Fund maintained a perfect inverse correlation with its target index over an extended period and if the level of returns of that index significantly increased over that period, a compounding effect would result, causing a decrease of the Fund's net asset value by a percentage that would be somewhat less than the percentage that the index returns increased.


                             INVESTMENT RESTRICTIONS

In addition to the investment policies and limitations described above and described in the Prospectus, each Fund has adopted the following investment limitations, which are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of that Fund. Under the 1940 Act, a "vote of the majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of: (1) more than 50% of the outstanding shares of a Fund or (2) 67% or more of the shares of a Fund present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of the investment, a later increase or decrease in the percentage resulting from any change in value or net assets will not result in a violation of such restrictions. If at any time a Fund's borrowings exceed its limitations due to a decline in net assets, such borrowings will be reduced promptly to the extent necessary to comply with the limitation.

EACH FUND HAS ADOPTED THE FOLLOWING FUNDAMENTAL INVESTMENT POLICY that enables it to invest in another investment company or series thereof that has substantially similar investment objectives and policies:

         Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, "all of the Fund's investable assets" means that the only investment securities that will be held by the Fund will be the Fund's interest in the investment company.

EACH FUND,  EXCEPT THE MONEY MARKET FUND,  HAS ADOPTED THE FOLLOWING  INVESTMENT
LIMITATIONS:

A Fund shall not:

1. Lend any security or make any other loan if, as a result, more than 33 1/3% of the value of the Fund's total assets would be lent to other parties, except (1) through the purchase of a portion of an issue of debt securities in accordance with the Fund's investment objective, policies and limitations, or (2) by engaging in repurchase agreements with respect to portfolio securities.

2.   Underwrite securities of any other issuer.

3.   Purchase, hold, or deal in real estate or oil and gas interests.

4. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) (including the amount of senior securities issued by excluding liabilities and indebtedness not constituting senior securities), except
     (1) that the Fund may issue senior securities in connection with transactions in options, futures, options on futures and forward contracts, swaps, caps, floors, collars and other similar investments, (2) as otherwise permitted herein and in Investment Limitations Nos. 5, 7, and 8, and (3) the U.S./Short Fund, OTC/Short Fund, Dow 30/Short Fund, Internet/Short Fund, Japan/Short Fund and Small Cap Plus/Short Fund may make short sales of securities.

5. Pledge, mortgage, or hypothecate the Fund's assets, except (1) to the extent necessary to secure permitted borrowings, (2) in connection with the purchase of securities on a forward-commitment or delayed-delivery basis or the sale of securities on a delayed-delivery basis, and (3) in connection with options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.

6. Invest in physical commodities, except that the Fund may purchase and sell foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other financial instruments.

EACH FUND, EXCEPT THE U.S. PLUS FUND, OTC PLUS FUND, DOW 30 PLUS FUND, JAPAN PLUS FUND, SMALL CAP PLUS FUND AND THE INTERNET PLUS FUND, HAS ADOPTED THE FOLLOWING INVESTMENT LIMITATION:

A Fund shall not:

7. Borrow money, except (1) as a temporary measure for extraordinary or emergency purposes and then only in amounts not to exceed 5% of the value of the Fund's total assets, (2) in an amount up to 33 1/3% of the value of the Fund's total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio securities, (3) to enter into reverse repurchase agreements, and (4) to lend portfolio securities. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments shall not constitute borrowing.

THE U.S. PLUS FUND, OTC PLUS FUND, DOW 30 PLUS FUND, INTERNET PLUS FUND, JAPAN PLUS FUND AND SMALL CAP PLUS FUND HAVE ADOPTED THE FOLLOWING INVESTMENT
LIMITATION:

A Fund shall not:

8. Make short sales of portfolio securities or purchase any portfolio securities on margin but may make short sales "against the box," obtain such short-term credits as are necessary for the clearance of transactions, and make margin payments in connection with options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.

THE U.S. PLUS FUND, OTC PLUS FUND, DOW 30 PLUS FUND, JAPAN PLUS FUND, INTERNET PLUS FUND AND SMALL CAP PLUS FUND HAVE ADOPTED THE FOLLOWING INVESTMENT
LIMITATION:

A Fund shall not:

9. Borrow money, except (1) to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33 1/3% of the value of the Fund's total assets), (2) as a temporary measure and then only in amounts not to exceed 5% of the value of the Fund's total assets, (3) to enter into reverse repurchase agreements, and (4) to lend portfolio securities. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments shall not constitute borrowing.

EACH FUND, EXCEPT THE OTC PLUS FUND AND OTC/SHORT FUND, HAS ADOPTED THE FOLLOWING INVESTMENT LIMITATION:

A Fund shall not:

10. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S.
     Government, its agencies or instrumentalities.

THE OTC PLUS FUND AND THE OTC/SHORT  FUND HAVE ADOPTED THE FOLLOWING  INVESTMENT
LIMITATION:

A Fund shall not:

11. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, except for the software and hardware industries when the percentage of the securities of either industry constitutes more than 25% of the Nasdaq Index. There shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

THE MONEY MARKET FUND HAS ADOPTED THE FOLLOWING INVESTMENT LIMITATIONS:

The Money Market Fund shall not:

1. Make loans, except through the purchase of qualified debt obligations, loans of portfolio securities and entry into repurchase agreements.

2. Lend the Fund's portfolio securities in excess of 15% of its total assets. Any loans of the Fund's portfolio securities will be made according to guidelines established by the Trustees, including the maintenance of cash collateral of the borrower equal at all times to the current market value of the securities loaned.

3.   Underwrite securities of any other issuer.

4.   Purchase, hold, or deal in real estate or oil and gas interests.

5. Issue senior securities, except as permitted by the Fund's investment objective and policies.

6. Purchase or sell physical commodities; PROVIDED, HOWEVER, that this investment limitation does not prevent the Fund from purchasing and selling options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.

7. Invest in securities of other investment companies, except to the extent permitted under the 1940 Act.

8. Mortgage, pledge, or hypothecate the Money Market Fund's assets except to secure permitted borrowings or in connection with options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments. In those cases, the Money Market Fund may mortgage, pledge, or hypothecate assets having a market value not exceeding the lesser of the dollar amount borrowed or 15% of the value of total assets of the Money Market Fund at the time of the borrowing.

9. Make short sales of portfolio securities or purchase any portfolio securities on margin, except to obtain such short-term credits as are necessary for the clearance of purchases and sales of securities; PROVIDED, HOWEVER, that this investment limitation does not prevent the Fund from purchasing and selling options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other financial instruments.

In addition, the Money Market Fund does not presently intend to purchase and sell foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors and collars.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Trustees, Rafferty is responsible for decisions to buy and sell securities for each Fund, the selection of broker-dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Rafferty expects that the Funds may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

When selecting a broker or dealer to execute portfolio transactions, Rafferty considers many factors, including the rate of commission or the size of the broker-dealer's "spread," the size and difficulty of the order, the nature of the market for the security, operational capabilities of the broker-dealer and the research, statistical and economic data furnished by the broker-dealer to Rafferty.

In effecting portfolio transactions for the Funds, Rafferty seeks best execution of trades either (1) at the most favorable price and efficient execution of transactions or (2) with respect to agency transactions, at a higher rate of commission if reasonable in relation to brokerage and research services provided to the Funds or Rafferty. Such services may include the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. Each Fund believes that the requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and Rafferty from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, Rafferty relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction.

Rafferty may use research and services provided to it by brokers in servicing all the Funds; however, not all such services may be used by Rafferty in connection with a Fund. While the receipt of such information and services is useful in varying degrees and generally would reduce the amount of research or services otherwise performed by Rafferty, this information and these services are of indeterminable value and would not reduce Rafferty's investment advisory fee to be paid by the Funds.

Purchases and sales of U.S. Government Securities normally are transacted through issuers, underwriters or major dealers in U.S. Government Securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

Aggregate brokerage commissions paid by U.S. Plus Fund for the period October 20, 1997 to August 31, 1998 and the fiscal year ended August 31, 1999 were $8,938 and $42,360, respectively. Those commissions were paid on brokerage transactions worth $174,191,426 and $1,099,600,547, respectively.

Aggregate brokerage commissions paid by U.S./Short Fund for the period November 7, 1997 to August 31, 1998 and the fiscal year ended August 31, 1999 were $3,618 and $13,861, respectively. Those commissions were paid on brokerage transactions worth $78,849,094 and $459,448,390, respectively.

Aggregate brokerage commissions paid by OTC Plus Fund for the period October 20, 1997 to August 31, 1998 and the fiscal year ended August 31, 1999 were $7,628 and $34,558, respectively. Those commissions were paid on brokerage transactions worth $9,942,393 and $72,067,551, respectively.

Aggregate brokerage commissions paid by OTC/Short Fund for the period October 16, 1997 to August 31, 1998 and for the fiscal year ended August 31, 1999 were $858 and $1,521, respectively. Those commissions were paid on brokerage transactions worth $698,439 and $50,906,648, respectively.

Aggregate brokerage commissions paid by Small Cap Plus for the period February 16, 1999 to August 31, 1999 were $151,137. Those commissions were paid on brokerage transactions worth $1,009,836,250.

                             MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

The business affairs of each Fund are managed by or under the direction of the Board of Trustees. The Trustees are responsible for managing the Funds' business affairs and for exercising all the Funds' powers except those reserved to the shareholders. A Trustee may be removed by the other Trustees or by a two-thirds vote of the outstanding Trust shares.

The following table lists the Trustees and officers of the Trust, their age, business address and principal occupation during the past five years. Unless otherwise noted, an individual's business address is 1311 Mamaroneck Avenue, White Plains, New York 10605.


                               Position With                  Principal Occupation
        Name                      the Trust                   During Past Five Years
        ----                      ---------                   ----------------------

Lawrence C. Rafferty*      Chief Executive Officer,    Chairman and  Chief Executive Officer  of
(57)                       Chairman of the Board       Rafferty,  1997-present; Chief  Executive
                           of Trustees                 Officer of  Rafferty Companies, LLC, 1996
                                                       -present;   Chief  Executive  Officer  of
                                                       Cohane    Rafferty   Securities,    Inc.,

                                              23

                                Position With                   Principal Occupation
        Name                      the Trust                    During Past Five Years
        ----                      ---------                    ----------------------

                                                       1987-present  (investment banking); Chief
                                                       Executive  Officer  of  Rafferty  Capital
                                                       Markets,  Inc., 1995-present;  Trustee of
                                                       Fairfield University.

Jay F. Higgins* (55)          Trustee                  Managing Partner of  CloverLeaf Partners,
411 West Putnam Street                                 Inc., 1992-1997 (investment banking).
Greenwich, CT 06830

Daniel J. Byrne (54)          Trustee                  President and Chief  Executive Officer of
1325 Franklin Avenue                                   Byrne  Securities   Inc.,   1992-present;
Suite 285                                              Partner of Byrne  Capital Management LLP,
Garden City, NY 11530                                  1996-present.

Gerald E. Shanley III (54)    Trustee                  Business     Consultant,    1985-present;
12 First Street                                        Trustee of Estate  of  Charles S. Payson,
Pelham, NY 10803                                       1987-present.

James Terry Apple (61)        Chief Investment         Vice  President  of  the  Rafferty, 1997-
100 S. Royal Street           Officer                  present;  Portfolio   Manager  of   PADCO
Alexandria, VA 22314                                   Advisors,     1994-1997;    Director   of
                                                       Investments,   Rushmore    Funds,   Inc.,
                                                       1992-1993.

Timothy P. Hagan (57)         Chief Financial          Vice President of Rafferty, 1997-present;
100 S. Royal Street           Officer                  Vice  President  of PADCO Advisors, 1993-
Alexandria, VA 22314                                   1997, Vice President of  Money Management
                                                       Associates, 1981-1993.

Philip A. Harding (56)        Co-President             Vice  President  of  the  Rafferty, 1997-
                                                       present;  Vice  President  of Commerzbank
                                                       (USA), 1995-1997;  Senior  Vice President
                                                       of Sanwa Bank (USA), 1992-1995.

Daniel D. O'Neill (31)        Co-President             Managing  Director of  the Adviser, 1999-
                                                       present;  Attorney,  Akin, Gump, Strauss,
                                                       Hauer & Feld, LLP.

Thomas A. Mulrooney (53)      Chief Operating Officer  Chief  Operating   Officer  of  Rafferty,
                                                       1997-present;   President   of   Rafferty
                                                       Capital  Markets,  1995-1997;    Managing
                                                       Partner  of   Cantor  Fitzgerald,   Inc.,
                                                       1993-1995;  Executive  Vice President and
                                                       Director  of  Trading   for  J.J.   Kenny
                                                       Drake, Inc., 1985-1993.

                                       24

                              Position With                   Principal Occupation
        Name                      the Trust                    During Past Five Years
        ----                      ---------                    ----------------------

Mark D. Edwards (42)           Vice President          Vice  President  of  Rafferty,  1997   to
100 S. Royal Street                                    present;  President   &  Co-Founder    of
Alexandria, VA 22314                                   Systems   Management  Group,   1990-1997.

Stephen P. Sprague (50)        Treasurer,              Vice  President   and   Chief   Financial
                               Controller              Officer of  and Assistant Rafferty, 1997-
                               Secretary               present;   Chief  Financial  Officer   of
                                                       Rafferty  Companies,  LLC,  1994-present;
                                                       Chief   Accountant--International   Sub.,
                                                       Goldman Sachs & Co., 1983-1993.

Robert J. Zutz (46)            Secretary               Partner,  Kirkpatrick & Lockhart LLP (law
1800 Massachusetts Ave.                                firm).
Washington, DC 20036

Eric W. Falkeis (26)           Assistant Secretary     Compliance  Officer, Firstar Mutual  Fund
615 East Michigan Street                               Services  LLC, 1997-present; Audit Senior
Milwaukee, WI 53202                                    with PricewaterhouseCoopers LLP, 1995-1997.

-----------------

* Messrs. Rafferty and Higgins are deemed to be "interested persons" of the Trust, as defined by the 1940 Act.

The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

The Trust currently pay the Trustees, except Mr. Rafferty, $1000 per meeting of the Board. Trustees also are reimbursed for any expenses incurred in attending Board meetings. Prior to August 1999, the Trust paid the Trustees who are not "interested persons" of the Trust as defined by the 1940 Act ("Independent Trustees") $500 per meeting. No officer, director or employee of Rafferty receives any compensation from the Fund for acting as a director or officer. The following table shows the compensation earned by each Trustee for the Trust's prior fiscal year ended August 31, 1999.


-------------------------------------------------------------------------------------------------------------------------
                                                          Pension or                                  Aggregate
                                                      Retirement Benefits           Estimated      Compensation
                                   Aggregate         Accrued As Part of              Annual        From the Trust
   Name of Person,               Compensation           the Trust's               Benefits Upon      Paid to the
      Position                  From the Trust            Expenses                  Retirement         Trustees
      --------                  --------------            --------                  ----------         --------
--------------------------------------------------------------------------------------------------------------------------
Lawrence C. Rafferty, Trustee           $0                      $0                      $0                    $0

Jay F. Higgins, Trustee               $5,500                    $0                      $0                 $5,500

Daniel J. Byrne, Trustee              $5,500                    $0                      $0                 $5,500

Gerald E. Shanley III, Trustee        $5,500                    $0                      $0                 $5,500

--------------------------------------------------------------------------------------------------------------------------

FIVE PERCENT SHAREHOLDERS

Listed below are shareholders who owned of record or were known by the Funds to own beneficially five percent or more of the outstanding shares of the Funds as of October 29, 1999.

U.S. Plus Fund
--------------

National Investor Services Corp. (32.56%)*    Charles Schwab & Co. Inc. (6.82%)
FBO Customers                                 Special Custody Account
55 Water St.                                  FBO Customers
New York, NY 10041-3299                       4500 Cherry Creek Dr, Ste. 700
                                              Denver, CO 80246


U.S./Short Fund
---------------

Charles Schwab & Co. Inc. (60.52%)*           National Investor Services
Special Custody Account                       Corp. (10.33%)
FBO Customers                                 FBO Customers
4500 Cherry Creek Dr., Ste. 700               55 Water St.
Denver, CO 80246                              New York, NY 10041-3299

Independent Trust Corp. (10.42%)
Custodian Funds
15255 S. 94th Ave, Ste. 300
Orland Park, IL 60462-3800

OTC Plus Fund
-------------

Charles Schwab & Co. Inc (71.16%)*            National Investor Services
Special Custody Account                       Corp. (6.15%)
FBO Customers                                 FBO Customers
4500 Cherry Creek Dr., Ste. 700               55 Water St.
Denver, CO 80246                              New York, NY 10041-3299

OTC/Short Fund
--------------

Charles Schwab & Co. Inc. (37.11%)*           National Investor Services
Special Custody Account                       Corp. (17.58%)
FBO Customers                                 FBO Customers
4500 Cherry Creek Dr., Ste. 700               55 Water St.
Denver, CO 80246                              New York, NY 10041-3299

National Financial Services Corp. (10.64%)    Firstar Trust Company (7.74%)
FBO Customers                                 Cust. for Steven M. Blanchard
1 World Financial Center                      P.O. Box 1551
200 Liberty St.                               Scarborough, ME 04070-1551
New York, NY 10281-1003

Small Cap Plus Fund
-------------------

Charles Schwab & Co. Inc. (39.56%)*           FTC & Co. (18.79%)
Special Custody Account                       P.O. Box 173736
FBO Customers                                 Denver, CO 80217-3736
4500 Cherry Creek Dr., Ste. 700
Denver, CO 80246

Independent Trust Corp. (5.57%)
Custodian Funds
15255 S. 94th Ave., Ste. 300
Orland Park, IL 60462-3800

Money Market Fund
-----------------

Independent Trust Corp. (29.81%)*             FTC & Co. (20.32%)
Custodian Funds                               P.O. Box 173736
15255 S. 94th Ave., Ste. 300                  Denver, CO 80217-3736
Orland Park, IL 60462-3817

Rafferty Companies LLC (16.40%)
1311 Mamaroneck Ave., Ste. 140
White Plains, NY 10605-5202

* As a shareholder owning voting securities in excess of 25%, this person may determine the outcome of any matter affecting, and voted on by shareholders of, the above funds.

INVESTMENT ADVISOR

Rafferty Asset Management, LLC, 1311 Mamaroneck Avenue, White Plains, New York 10605, provides investment advice to the Funds. Rafferty was organized as a New York limited liability corporation in June 1997.

Under an Investment Advisory Agreement between the Trust, on behalf of the Funds, and Rafferty ("Advisory Agreement"), Rafferty provides a continuous investment program for each Fund's assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of the Funds, subject to the supervision of the Trustees. Rafferty bears all costs associated with providing these advisory services and the expenses of the Trustees who are affiliated with or interested persons of Rafferty. The Trust bears all other expenses that are not assumed by Rafferty as described in the Prospectus. The Trust also is liable for nonrecurring expenses as may arise, including litigation to which a Fund may be a party. The Trust also may have an obligation to indemnify its Trustees and officers with respect to any such litigation.

Pursuant to the Advisory Agreement, each Fund pays Rafferty the following fee at an annual rate based on its average daily net assets of:

              Plus Funds                    0.75%
              Short Funds                   0.90%
              Money Market Fund             0.50%

For U.S. Plus Fund, Rafferty has agreed to waive its fees to the extent that Fund expenses exceed 1.50% of average daily net assets. For the period October 20, 1997 to August 31, 1998 and fiscal year ended August 31, 1999, the advisory fees amounted to $71,062 and $181,865, respectively. For the same periods, Rafferty waived its fees and/or absorbed expenses in the amounts of $96,923 and $5,548, respectively.

For U.S./Short Fund, Rafferty has agreed to waive its fees to the extent that Fund expenses exceed 1.65% of average daily net assets. For the period November 7, 1997 to August 31, 1998 and the fiscal year ended August 31, 1999, the advisory fees amounted to $14,663 to $56,190, respectively. For the same periods, Rafferty waived its fees and/or absorbed expenses in the amounts of $60,726 and $16,045, respectively.

For OTC Plus Fund, Rafferty has agreed to waive its fees to the extent that Fund expenses exceed 1.50% of average daily net assets. For the period October 20, 1997 to August 31, 1998 and the fiscal year ended August 31, 1999, the advisory fees amounted to $67,763 and $433,383, respectively. For the same periods, Rafferty waived its fees and/or absorbed expenses in the amounts of $154,869 and $0, respectively.

For OTC/Short Fund, Rafferty has agreed to waive its fees to the extent that Fund expenses exceed 1.65% of average daily net assets. For the period October 16, 1997 to August 31, 1998 and the fiscal year ended August 31, 1999, the advisory fees amounted to $53,805 and $59,599, respectively. For the same periods, Rafferty waived its fees and/or absorbed expenses in the amounts of $123,475 and $14,372, respectively.

For Small Cap Plus, Rafferty has agreed to waive its fees to the extent that Fund expenses exceed 1.50% of average daily net assets. For the period February 22, 1999 to August 31, 1999, the advisory fees amounted to $212,714. For the same period, Rafferty waived its fees and/or absorbed expenses in the amount of $861.

For Money Market Fund, Rafferty has agreed to waive its fees to the extent that Fund expenses exceed 1.00% of average daily net assets. For the period October 20, 1997 to August 31, 1998 and the fiscal year ended August 31, 1999, the advisory fees amounted to $17,168 and $121,561, respectively. For the same period, Rafferty waived its fees and/or absorbed expenses in the amounts of $92,798 and $50,746, respectively.

The Advisory Agreement was approved by the Trustees (including all Independent Trustees) and Rafferty, as sole shareholder of each Fund, in compliance with the 1940 Act. The Advisory Agreement will continue in force for a period of two years after the date of its approval. The Agreement is renewable thereafter from year to year with respect to each Fund, so long as its continuance is approved at least annually (1) by the vote, cast in person at a meeting called for that purpose, of a majority of those Trustees who are not "interested persons" of Rafferty or the Trust, and (2) by the majority vote of either the full Board or the vote of a majority of the outstanding shares of a Fund. The Advisory Agreement automatically terminates on assignment and is terminable on 60 days' written notice either by the Trust or Rafferty.

FUND ADMINISTRATOR, FUND ACCOUNTANT, TRANSFER AGENT AND CUSTODIAN

Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides administrative, fund accounting and transfer agent services to the Funds. Firstar Bank Milwaukee, N.A., 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides custodian services to the Funds.

Pursuant to an Administration Servicing Agreement ("Service Agreement") between the Trust and Firstar Mutual Fund Services, LLC ("Administrator"), the
Administrator provides the Trust with administrative and management services (other than investment advisory services). As compensation for these services, the Trust pays the Administrator a fee based on each current Fund's average daily net assets of .06% of the first $200 million, .05% of the next $300 million of the average daily net assets, and .03% of the remaining balance, subject to an overriding minimum of $150,000. For each new Fund, the Administrator receives a fee based on average daily net assets of .07% of the first $200 million, .06% of the next $500 million, and .04% of the remaining balance.

For the fiscal year ended August 31, 1999 and the period from October 20, 1997 to August 31, 1998, the U.S. Plus Fund paid the Administrator $26,960 and $42,305, respectively.

For the fiscal year ended August 31, 1999 and the period from November 7, 1997 to August 31, 1998, the U.S./Short Fund paid the Administrator $7,255 and $6,538, respectively.

For the fiscal year ended August 31, 1999 and the period from the October 20, 1997 to August 31, 1998, the OTC Plus Fund paid the Administrator $59,691 and $35,193, respectively.

For the fiscal year ended August 31, 1999 and the period from October 16, 1997 to August 31, 1998, the OTC/Short Fund paid the Administrator $7,534 and $32,578, respectively.

For the fiscal year ended August 31, 1999 and the period from October 20, 1997 to August 31, 1998, the Money Market Fund paid the Administrator $24,140 and $13,611, respectively.

For the period from February 22, 1999 to August 31, 1999, the Small Cap Plus Fund paid the Administrator $25,554.

Pursuant to a Fund Accounting Servicing Agreement between the Trust and Firstar Mutual Fund Services, LLC ("Fund Accountant"), the Fund Accountant provides the Trust with accounting services, including portfolio accounting services, tax accounting services and furnishing financial reports. For these services, the Trust pays the Fund Accountant the following fees:

For the U.S. Plus Fund, U.S./Short Fund and OTC Plus Fund, the fees are $22,000 for the first $40 million of average daily net assets per Fund, .01% on the next $200 million and .005% on the balance.

For the OTC/Short Fund and the Small Cap Plus Fund, the fees are $25,000 for the first $40 million of average daily net assets per Fund, .02% on the next $200 million and .01% on the balance.

For the Money Market Fund, the fees are $25,000 for the first $40 million of average daily net assets, .01% on the next $200 million and .005% on the balance.

For all other Funds, the fees are .065% up to $50 million of average daily net assets per Fund, .025% on the next $200 million and .0125% on the balance.

The Fund Accountant also is entitled to certain out-of-pocket expenses, including pricing expenses.

Pursuant to a Custodian Agreement, Firstar Bank Milwaukee, N.A. also serves as the Custodian of the Funds' assets. Under the terms of the Custodian Agreement, the Custodian holds and administers the assets in the Funds' portfolios.

DISTRIBUTOR

Rafferty Capital Markets, Inc., 1311 Mamaroneck Avenue, White Plains, New York 10605, serves as the distributor ("Distributor") in connection with the offering of each Fund's shares on a no-load basis. The Distributor and participating dealers with whom it has entered into dealer agreements offer shares of the Funds as agents on a best efforts basis and are not obligated to sell any specific amount of shares. For the fiscal year ended August 31, 1999, the Distributor received $33,385 as compensation from Rafferty for distribution services.

DISTRIBUTION PLANS

Rule 12b-1 under the 1940 Act provides that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Trustees have adopted separate plans for the Investor Class ("Investor Class Plan"), the Advisor Class ("Advisor Class Plan") and the Broker Class ("Broker Class Plan") of each Fund pursuant to which each Fund may pay certain expenses incurred in the distribution of that Class' shares and the servicing and maintenance of existing Class shareholder accounts. Pursuant to each Plan, a Fund may pay 1.00% of its average daily net assets. However, for the Investor Class Plan, the Board has authorized each Fund to pay distribution and services fees only in an amount equal to the difference between a Fund's total annual operating expenses and the contractual limit on total annual operating expenses of 1.50% for the Plus Funds and 1.65% for the Short Funds.

Each Plan was approved by the Trustees and the Independent Trustees of the Funds. In approving each Plan, the Trustees determined that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders. The Trustees will review quarterly and annually a written report provided by the Treasurer of the amounts expended under the Plan and the purposes for which such expenditures were made.

The OTC Plus Fund and the Small Cap Plus Fund paid $45,604 and $39,748, respectively, in Investor Class 12b-1 fees for the fiscal year ending August 31, 1999. All of these fees were paid to the Advisor as compensation.

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202, are the auditors and the independent accountants for the Trust.

                        DETERMINATION OF NET ASSET VALUE

The net asset value per share of each class of the Funds (except the Money Market Fund) is determined separately daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange ("NYSE"), each day the NYSE is open for business. The NYSE is not open on New Year's Day, Presidents' Day, Martin Luther King's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The net asset value per share of the Money Market Fund is determined each day that both the NYSE and the Federal Reserve Bank of New York are open for business.

It is the policy of the Money Market Fund to attempt to maintain a constant price per share of $1.00. There can be no assurance that a $1.00 net asset value per share will be maintained. The portfolio instruments held by the Money Market Fund are valued based on the amortized cost valuation method pursuant to Rule 2a-7 under the 1940 Act. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value. Such fluctuations generally are in response to changes in interest rates. Use of the amortized cost valuation method requires the Money Market Fund to purchase instruments having remaining maturities of 397 days or less, to maintain a dollar-weighted average portfolio maturity of 90 days or less, and to invest only in securities determined by the Trustees to be of high quality with minimal credit risks. The Money Market Fund may invest in issuers or instruments that at the time of purchase have received the highest short-term rating by any two nationally recognized statistical rating organizations ("NRSROs").

Rule 2a-7 requires the Trustees to establish procedures reasonably designed to stabilize the net asset value per share as computed for purposes of distribution and redemption. The Board's procedures include monitoring the relationship between the amortized cost value per share and a net asset value per share based upon available indications of market value. The Board will decide what, if any, steps should be taken if there is a difference of more than .5% between the two methods. The Board will take any steps they consider appropriate (such as redemption in kind or shortening the average portfolio maturity) to minimize any material dilution or other unfair results arising from differences between the two methods of determining net asset value.

A security listed or traded on an exchange, domestic or foreign, or the Nasdaq Stock Market, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. When market quotations for options and futures positions held by a Fund are readily available, those positions will be valued based upon such quotations. Securities and other assets for which market quotations are not readily available, or for which the Adviser has reason to question the validity of quotations received, are valued at fair value as determined in good faith by the Board. For valuation purposes, quotations of foreign securities or other assets denominated in foreign currencies are translated to U.S. Dollar equivalents using the net foreign exchange rate in effect at the close of the stock exchange in the country where the security is issued. Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value.

For purposes of determining net asset value per share of a Fund, options and futures contracts are valued at the closing prices of the exchanges on which they trade. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued. The value of options on futures contracts is determined based upon the current settlement price for a like option acquired on the day on which the option is being valued. A settlement price may not be used for the foregoing purposes if the market makes a limited move with respect to a particular commodity.

OTC securities held by a Fund will be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are valued at the last sales price of such securities; if no sales price is reported, the mean of the last bid and asked price is used. Dividend income and other distributions are recorded on the ex-distribution date.

Illiquid  securities,  securities  for  which  reliable  quotations  or  pricing services are not readily available, and all other assets not valued in accordance with the foregoing principles will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to the Adviser or the officers of the Trust. The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determinations. The Trustees, from time to time, will review these methods of valuation and will recommend changes that may be necessary to assure that the investments of the Funds are valued at fair value.

                            PURCHASES AND REDEMPTIONS

RETIREMENT PLANS

Individuals who earn compensation and who have not reached age 70 1/2 before the close of the year generally may establish an Individual Retirement Account ("IRA"). An individual may make limited contributions to a IRA through the purchase of shares of the Funds. The Internal Revenue Code of 1986, as amended (the "Code"), limits the deductibility of IRA contributions to taxpayers who are not active participants (and, under certain circumstances, whose spouses are not active participants, unless their combined adjusted gross income does not exceed $150,000) in employer-provided retirement plans or who have adjusted gross income below certain levels. Nevertheless, the Code permits other individuals to make nondeductible IRA contributions up to $2,000 per year (or $4,000, if such contributions also are made for a nonworking spouse and a joint return is filed). In addition, individuals whose earnings (together with their spouse's earnings) do not exceed a certain level may establish an "education IRA" and/or a "Roth IRA"; although contributions to these new types of IRAs (established by the Taxpayer Relief Act of 1997) ("Tax Act") are nondeductible, withdrawals from them will not be taxable under certain circumstances. A Heritage IRA also may be used for certain "rollovers" from qualified benefit plans and from Section 403(b) annuity plans.

Fund shares also may be used as the investment medium for qualified plans (defined benefit or defined contribution plans established by corporations, partnerships or sole proprietorships). Contributions to qualified plans may be made (within certain limits) on behalf of the employees, including owner-employees, of the sponsoring entity.


REDEMPTIONS BY TELEPHONE

Shareholders may redeem shares of the Funds by telephone. When acting on verbal instructions believed to be genuine, the Trust, Adviser, Transfer Agent and their trustees, directors, officers and employees are not liable for any loss resulting from a fraudulent telephone transaction request and the investor will bear the risk of loss. In acting upon telephone instructions, these parties use procedures that are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, name(s) and social security number(s) registered to the account, and personal identification; (2) recording all telephone transactions; and (3) sending written confirmation of each transaction to the registered owner. To the extent that the Trust, Adviser, Transfer Agent and their trustees, directors, officers and employees do not employ such procedures, some or all of them may be liable for losses due to unauthorized or fraudulent transactions.

REDEMPTION IN KIND

A Fund is obligated to redeem shares for any shareholder for cash during any 90-day period up to $250,000 or 1% of that Fund's net asset value, whichever is less. Any redemption beyond this amount also will be in cash unless the Trustees determine that further cash payments will have a material adverse effect on remaining shareholders. In such a case, a Fund will pay all or a portion of the remainder of the redemption in portfolio instruments, valued in the same way as each fund determines net asset value. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable. A redemption in kind is not as liquid as a cash redemption. If a redemption is made in kind, a shareholder receiving portfolio instruments could receive less than the redemption value thereof and could incur certain transaction costs.

RECEIVING PAYMENT

Payment of redemption proceeds will be made within seven days following a Fund's receipt of your request (if received in good order as described below) for redemption. For investments that have been made by check, payment on redemption requests may be delayed until the Transfer Agent is reasonably satisfied that the purchase payment has been collected by the Trust (which may require up to 10 business days). To avoid redemption delays, purchases may be made by cashiers or certified check or by direct wire transfers.

     A redemption request will be considered  to be received in "good order" if:

o the number or amount of shares and the class of shares to be redeemed and shareholder account number have been indicated;
o any written request is signed by a shareholder and by all co-owners of the account with exactly the same name or names used in establishing the account;
o any written request is accompanied by certificates representing the shares that have been issued, if any, and the certificates have been endorsed for transfer exactly as the name or names appear on the certificates or an accompanying stock power has been attached; and
o the signatures on any written redemption request of $100,000 or more and on any certificates for shares (or an accompanying stock power) have been guaranteed by a national bank, a state bank that is insured by the Federal Deposit Insurance Corporation, a trust company or by any member firm of the New York, American, Boston, Chicago, Pacific or Philadelphia Stock Exchanges. Signature guarantees also will be accepted from savings banks and certain other financial institutions that are deemed acceptable by Firstar Mutual Funds Services, LLC, as transfer agent, under its current signature guarantee program.

The right of redemption may be suspended or the date of payment postponed for any period during which the NYSE, the Nasdaq, the CME, or the CBOE, or the Federal Reserve Bank of New York, as appropriate, is closed (other than customary weekend or holiday closings) or trading on the NYSE, the Nasdaq, the CME, the CBOE, as appropriate, is restricted. In addition, the rights of redemption may be suspended or the date of payment postponed for any Fund for a period during which an emergency exists so that disposal of the Fund's investments or the determination of its net asset value is not reasonably practicable or for such periods as the SEC, by order, may permit for protection of a Fund's investors.


                               EXCHANGE PRIVILEGE

An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Fund whose shares are being exchanged of (1) proper instructions and all necessary supporting documents or
(2) a telephone request for such exchange in accordance with the procedures set forth in the Prospectus and below. Telephone requests for an exchange received by a Fund before the close of regular trading on the Exchange will be effected at the close of regular trading on that day. Requests for an exchange received after the close of regular trading will be effected on the Exchange's next trading day. Due to the volume of calls or other unusual circumstances, telephone exchanges may be difficult to implement during certain time periods.

The Trust reserves the right to reject any order to acquire its shares through exchange or otherwise to restrict or terminate the exchange privilege at any time. In addition, the Trust may terminate this exchange privilege upon 60 days' notice.


                        CONVERSION OF BROKER CLASS SHARES

Broker Class shares of the Funds automatically will convert to Investor Class shares, based on the relative net asset values per share of the two classes, eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. For the purpose of calculating the holding period required for conversion of Broker Class shares, the date of initial issuance shall mean (i) the date on which the Broker Class shares were issued or (ii) for Broker Class shares obtained through an exchange, or a series of exchanges, the date on which the original Broker Class shares were issued. For purposes of conversion to Investor Class shares, Broker Class shares purchased through the reinvestment of dividends and other distributions paid in respect of Broker Class shares will be held in a separate sub-account. Each time any Broker Class shares in the shareholder's regular account (other than those in the sub-account) convert to Investor Class shares, a pro rata portion of the Broker Class shares in the sub-account will also convert to Investor Class shares. The portion will be determined by the ratio that the shareholder's Broker Class shares converting to Investor Class shares bears to the shareholder's total Broker Class shares not acquired through dividends and other distributions.

The availability of the conversion feature is subject to the continuing availability of an opinion of counsel to the effect that the dividends and other distributions paid on Investor Class shares and Broker Class shares will not result in "preferential dividends" under the Code and the conversion of shares does not constitute a taxable event. If the conversion feature ceased to be available, the Broker Class shares would not be converted and would continue to be subject to the higher ongoing expenses of the Broker Class shares beyond eight years from the date of purchase. The Adviser has no reason to believe that this condition for the availability of the conversion feature will not be met.


                             PERFORMANCE INFORMATION

From time to time, each Fund may advertise its average annual total return and compare its performance to that of other mutual funds with similar investment objectives and to relevant indices. Performance information is computed separately for those Funds in accordance with the methods discussed below.

Each Fund may include the total return of its classes in advertisements or other written material. When a Fund advertises the total return of its shares, it will be calculated for the one-, five-, and ten-year periods or, if such periods have not yet elapsed, the period since the establishment of that Fund. Each Fund's performance data quoted in reports, advertising and other promotional materials represents past performance and is not intended to indicate future performance. The investment return and principal value for each Fund, except for the Money Market Fund, will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original costs.

COMPARATIVE INFORMATION

From time to time, each Fund's performance may be compared with recognized stock and other indices, such as the Standard & Poor's Composite Stock Price Index(TRADEMARK) ("S&P 500 Index"), the Dow Jones Industrial Average(SERVICEMARK) ("DJIA"), the Nasdaq 100 Stock Index(TRADEMARK) ("Nasdaq Index"), the Nasdaq Composite Index(TRADEMARK) ("Nasdaq Composite"), the Nikkei 225 Stock Average ("Nikkei Index"), the Russell 2000 Index ("Russell 2000"), Dow Jones Composite Internet Index(SERVICEMARK) ("Internet Index") and various other domestic, international or global indices. The S&P 500 Index is a broad index of common stock prices, while the DJIA represents a narrower segment of industrial companies. Each assumes reinvestment of distributions and is calculated without regard to tax consequences or operating expenses. The Nasdaq Composite comparison may be provided to show how the OTC/Plus and the OTC/Short Funds' total returns compare to the record of a broad average of OTC stock prices over the same period. The OTC/Plus and the OTC/Short Funds have the ability to invest in securities not included in the Nasdaq Index or the Nasdaq Composite, and the OTC/Plus and the OTC/Short Funds' investment portfolio may or may not be similar in composition to the Nasdaq Index or the Nasdaq Composite.

In addition, a Fund's total return may be compared to the performance of broad groups of comparable mutual funds with similar investment objectives, as such performance is tracked and published by such independent organizations as Lipper Analytical Services, Inc. ("Lipper"), and CDA Investment Technologies, Inc. When Lipper's tracking results are used, the Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. Since the assets in all mutual funds are always changing, a Fund may be ranked within one Lipper asset-size class at one time and in another Lipper asset-size class at some other time. Footnotes in advertisements and other marketing literature will include the time period and Lipper asset-size class, as applicable, for the ranking in question. Performance figures are based on historical results and are not intended to indicate future performance.

TOTAL RETURN COMPUTATIONS

For purposes of quoting and comparing the performance of a Fund to that of other mutual funds and to other relevant market indices in advertisements or in reports to shareholders, performance for the Fund may be stated in terms of total return. Such average annual total return quotes for the Funds are calculated according to the following formula:

                                         n
                                   P(1+T) =ERV

         Where:         P  =   a hypothetical initial payment of $1,000
                        T  =   average annual total return
                        n  =   number of years (either 1, 5 or 10)
                      ERV  =   ending  redeemable  value  of  a  hypothetical
                               $1,000 payment made at the beginning of the 1, 5 or 10 year periods, as applicable, at the end of that period

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5 and 10 year periods or a shorter period dating from the commencement of a Fund's operations. In calculating the ending redeemable value, all dividends and distributions by a Fund are assumed to have been reinvested at net asset value on the reinvestment dates during the period. Additionally, in calculating the ending redeemable value for the Broker Class shares, the applicable CDSC will be deducted. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

From time to time, each Fund also may include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of a Fund with other measures of investment return. For example, in comparing the total return of a Fund with data published by Lipper or with market indices, each Fund calculates its aggregate total return for the specified periods of time by assuming an investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

The performance provided represents historical performance for the Funds listed in the table below. The remaining Funds did not commence operations on before the date of this SAI.


                                                                  AVERAGE ANNUAL
FUND (Investor Class)                     PERIOD                       RETURN
---------------------                     ------                  --------------

U.S. Plus Fund            o    October 20, 1997
                               (commencement of operations) to
                                August 31, 1999                          22.95%

                          o    One Year ended August 31, 1999            50.38%

U.S./Short Fund           o    November 7, 1997 (commencement of
                               operations) to August 31, 1999           -18.30%

                          o    One Year ended August 31, 1999           -26.77%

OTC Plus Fund             o    October 20, 1997 (commencement of
                               operations) to August 31, 1999            62.32%

                          o    One Year ended August 31, 1999           137.18%

OTC/Short Fund            o    October 16, 1997 (commencement of
                               operations) to August 31, 1999           -43.59%

                          o    One Year ended August 31, 1999           -59.25%

Small Cap Plus Fund       o    February 22, 1999 (commencement of
                               operations) to August 31, 1999            11.00%



YIELD COMPUTATIONS

The Money Market Fund's annualized current yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed for a seven-day period by determining the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Fund such as advisory fees), in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

The Money Market Fund's annualized effective yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining (for the same stated seven-day period as the current yield) the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Fund such as advisory fees), in the value of a hypothetical preexisting account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

             Effective Yield = [(Base Period Return + 1) 365/7] - 1

The yields quoted in any advertisement or other communication represents past performance and should not be considered a representation of the yields of the Money Market Fund in the future since the yield is not fixed. Actual yields will depend not only on the type, quality, and maturities of the investments held by the Money Market Fund and changes in interest rates on such investments, but also on changes in the Money Market Fund's expenses during the period.

Yield information may be useful in reviewing the performance of the Money Market Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments, which typically pay a fixed yield for a stated period of time, the Money Market Fund's yield will fluctuate.

The 7-day current yield for the Money Market Fund's Investor Class as of August 31, 1999 is 4.18%.

                        SHAREHOLDER AND OTHER INFORMATION

SHAREHOLDER INFORMATION

Each share of a Fund gives the shareholder one vote in matters submitted to shareholders for a vote. Each class of each Fund have equal voting rights, except that, in matters affecting only a particular class or series, only shares of that class or series are entitled to vote. Share voting rights are not cumulative, and shares have no preemptive or conversion rights. Share are not transferable. As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in a Trust's or a Fund's operation and for the election of Trustees under certain circumstances. Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of a Trust's outstanding shares.

OTHER INFORMATION

The Trust has entered into a licensing agreement with Dow Jones & Company, Inc. ("Dow Jones") to permit the use of certain servicemarks in connection with its registration statement and other materials. The licensing agreement between the Trust and Dow Jones is solely for its benefit and not for the benefit of the owners of the Trust or any other third parties. Dow Jones will not have any liability in connection with the Trust. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:
(i) the results to be obtained by the Funds, the owner of the Funds or any other person in connection with the use of the Dow Jones Industrial Average(SERVICEMARK), DJIA(SERVICEMARK), and Dow Jones Composite Internet Index(SERVICEMARK) (collectively, the "Dow Indices") and the data included in the Dow Indices; (ii) the accuracy or completeness of the Dow Indices and their data; and (iii) the merchantability and the fitness for a particular purpose or use of the Dow Indices and their data. In addition, Dow Jones will have no liability for any errors, omissions or interruptions in the Dow Indices or their data and under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur. Dow Jones does not recommend that any person invest in the Trust or any other securities; have any responsibility or liability for or make any decisions about the timing, amount or pricing of the Trust; have any responsibility or liability for the administration management or marketing of the Trust; or consider the needs of the Trust or the owners of the Trust in determining, composing or calculating the DOW Indices.

                    DIVIDENDS, OTHER DISTRIBUTIONS AND TAXES

DIVIDENDS AND OTHER DISTRIBUTIONS

Dividends from net investment income and any distributions of realized net capital gains are as described in the Prospectus under "Distributions and Taxes." All distributions from a Fund normally are automatically reinvested without charge in additional shares of that Fund.

The Money Market Fund ordinarily declares dividends daily from net investment income and distributes such dividends monthly. Net investment income, for these purposes, includes accrued interest and accretion of original issue and market discounts, less amortization of market premium and estimated expenses, and is calculated immediately prior to the determination of the Fund's net asset value per share. The Fund distributes its net short-term capital gain, if any, annually but may make more frequent distributions thereof if necessary to maintain its net asset value per share at $1.00 or to avoid income or excise taxes. The Fund does not expect to realize net long-term capital gain and thus does not anticipate payment of any distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss). The Trustees may revise this dividend policy, or postpone the payment of dividends, if the Fund has or anticipates any large unexpected expense, loss, or fluctuation in net assets that, in the Trustees' opinion, might have a significant adverse effect on its shareholders.

TAXES

REGULATED INVESTMENT COMPANY STATUS. Each Fund is treated as a separate corporation for Federal income tax purposes and will seek to or continue to qualify as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended ("Code"). Because of the investment strategies of each Fund other than the Money Market Fund, there can be no assurance that any such Fund will qualify as a RIC. If a Fund so qualifies and satisfies the distribution requirement under the Code for a taxable year, the Fund will not be subject to Federal income tax on the part of its investment company taxable income (generally consisting of net investment income and net short-term capital gains) and net capital gain (the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders for that year. If a Fund fails to qualify as a RIC for any taxable year, its taxable income, including net capital gain, will be taxed at corporate income tax rates (up to 35%) and it will not receive a deduction for distributions to its shareholders.

To qualify for treatment as a RIC under the Code, each Fund -- which is treated as a separate corporation for these purposes -- must distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income and net short-term capital gain) ("Distribution Requirement") and must meet several additional requirements. For each Fund, these requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, or other income (including gains from options or futures) derived with respect to its business of investing in securities ("Income Requirement"); and (2) at the close of each quarter of the Fund's taxable year, (i) at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government Securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities, and (ii) not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government Securities or the securities of other RICs) of any one issuer (collectively, "Diversification Requirements").

Although each Fund intends to satisfy or continue to satisfy all the foregoing requirements, there is no assurance that each Fund will be able to do so. The investment by a Fund other than the Money Market Fund primarily in options and futures positions entails some risk that such a Fund might fail to satisfy the Diversification Requirements. There is some uncertainty regarding the valuation of such positions for purposes of those requirements; accordingly, it is possible that the method of valuation used by those Funds, pursuant to which each of them would be treated as satisfying the Diversification Requirements, would not be accepted in an audit by the Internal Revenue Service, which might apply a different method resulting in disqualification of one or more of those Funds.

By qualifying for treatment as a RIC, a Fund (but not its shareholders) will be relieved of Federal income tax on the part of its investment company taxable income and net capital gain that it distributes to its shareholders. If a Fund failed to qualify as a RIC for any taxable year, it would be taxed on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders and the shareholders would treat all those distributions, including distributions of net capital gain, as dividends (that is, ordinary income) to the extent of the Fund's earnings and profits.

GENERAL. If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for any dividend or capital gain distribution, the shareholder will pay full price for the shares and receive some portion of the purchase price back as a taxable distribution.

Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

Dividends distributed by the Fund (including distributions of net short-term capital gain), if any, are taxable to its shareholders as ordinary income (at rates up to 39.6% for individuals), regardless of whether the dividends are reinvested in Fund shares or received in cash. Distributions of a Fund's net capital gain (i.e., the excess of net long-term gain over net short-term capital loss), if any, are taxable to its shareholders as long-term capital gains, regardless of how long they have held their Fund shares and whether the distributions are reinvested in Fund shares or received in cash. A shareholder's sale (redemption) of Fund shares may result in a taxable gain, depending on whether the redemption proceeds are more or less than the adjusted basis for the shares. An exchange of Fund shares for shares of another portfolio of the Trust generally will have similar consequences.

INCOME FROM FOREIGN SECURITIES. Dividends and interest received by a Fund and gains realized by such Fund, may be subject to income, withholding, or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield and/or total return on their securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

A Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to Federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. If the Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then, in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each year its PRO RATA share of the QEF's annual ordinary earnings and net capital gain -- which probably would have to be distributed by the Fund to satisfy the Distribution Requirement and avoid imposition of the Excise Tax -- even if those earnings and gain were not received by the Fund from the QEF. In most instances it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

A Fund may elect to "mark to market" its stock in any PFIC. "Marking-to-market," in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC's stock over the Fund's adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock included by the Fund for prior taxable years under the election (and under regulations proposed in 1992 that provided a similar election with respect to the stock of certain PFICs). The Fund's adjusted basis in each PFIC's stock with respect to which it makes this election would be adjusted to reflect the amounts of income included and deductions taken under the election.

Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currency that, in each instance, are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition thereof, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues dividends, interest, or other receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders.

DISTRIBUTIONS TO FOREIGN SHAREHOLDERS. Dividends paid by a Fund to a shareholder who, as to the United States, is a nonresident alien individual or nonresident alien fiduciary of a trust or estate, foreign corporation, or foreign partnership ("foreign shareholder") generally will be subject to U.S. withholding tax (at a rate of 30% or, if the United States has an income tax treaty with the foreign country where the foreign shareholder resides, any lower treaty rate). An investor claiming to be a foreign shareholder will be required to provide a Fund with supporting documentation in order for the Fund to apply a reduced withholding rate or exemption from withholding. Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected with the conduct of a U.S. trade or business," in which case the reporting and withholding requirements applicable to domestic shareholders will apply.

DERIVATIVES STRATEGIES. The use of derivatives strategies, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses a Fund realizes in connection therewith. Gains from options and futures derived by a Fund with respect to its business of investing in securities will qualify as permissible income under the Income Requirement.

Certain options (including options on "broad-based" stock indices) and futures in which the Funds may invest may be "section 1256 contracts." Section 1256 contracts held by a Fund at the end of each taxable year, other than section 1256 contracts that are part of a "mixed straddle" with respect to which the Fund has made an election not to have the following rules apply, must be "marked-to-market" (that is, treated as sold for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

Code section 1092 (dealing with straddles) may also affect the taxation of options and futures contracts in which the Funds may invest. Section 1092 defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. Section 1092 also provides certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If a Fund makes certain elections, the amount, character, and timing of recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Funds of straddle transactions are not entirely clear.

If a call option written by a Fund lapses (I.E., terminates without being exercised), the amount of the premium it received for the option will be short-term capital gain. If a Fund enters into a closing purchase transaction with respect to a written call option, it will have a short-term capital gain or loss based on the difference between the premium it received for the option it wrote and the premium it pays for the option it buys. If such an option is exercised and a Fund thus sells the securities or futures contract subject to the option, the premium the Fund received will be added to the exercise price to determine the gain or loss on the sale. If a call option purchased by a Fund lapses, it will realize short-term or long-term capital loss, depending on its holding period for the security or futures contract subject thereto. If a Fund exercises a purchased call option, the premium it paid for the option will be added to the basis of the subject securities or futures contract.

If a Fund has an "appreciated financial position" -- generally, an interest (including an interest through an option, futures contract, or short sale) with respect to any stock, debt instrument (other than "straight debt"), or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract, or a futures contract entered into by a Fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (I.E., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

The foregoing is only a general summary of some of the important Federal income tax considerations generally affecting the Funds. No attempt is made to present a complete explanation of the Federal tax treatment of their activities, and this discussion is not intended as a substitute for careful tax planning. Accordingly, potential investors are urged to consult their own tax advisers for more detailed information and for information regarding any state, local or foreign taxes applicable to the Funds and to dividends and other distributions therefrom.


                              FINANCIAL STATEMENTS

The Trust's financial statements for the period ended August 31, 1999, which have been derived from the Funds' financial records, are incorporated by reference herein this Statement of Additional Information. The financial statements and financial highlights of the Funds that are supplied with this SAI have been audited by PricewaterhouseCoopers LLP and are included herein in reliance upon their authority as experts in accounting and auditing.

                              FINANCIAL STATEMENTS
                              --------------------

The Trust's financial statements are incorporated by reference herein from the Trust's Annual Report to Shareholders for the fiscal year ended August 31, 1999 as filed with the Securities and Exchange Commission on November 10, 1999 via EDGAR, Accession Number 0000912057-99-004374.

                                THE POTOMAC FUNDS

                            PART C OTHER INFORMATION


Item 23.      Exhibits

              (a)            Declaration of Trust*

              (b)            By-Laws*

              (c)            Voting trust agreement - None

              (d)(i)(A)      Form of Investment Advisory Agreement**

                 (i)(B) Amendment to Schedule A to Investment Advisory Agreement (filed herewith)

                (ii)(A)      Form of Fund Administration Servicing Agreement**

                (ii)(B) Form of Addendum to Fund Administration Servicing Agreement++

              (e)(i) Form of Distribution Agreement between the Potomac Funds and Rafferty Capital Markets, Inc.***

                (ii)         Form of Dealer Agreement (filed herewith)

              (f)            Bonus, profit sharing contracts - None

              (g)(i)         Form of Custodian Agreement**

                (ii)         Form of Addendum to Custodian Agreement++

              (h)(i)(A)      Form of Transfer Agent Agreement**

                 (i)(B)      Form of Addendum to Transfer Agent Agreement++

                (ii)(A)      Form of Fund Accounting Servicing Agreement**

                (ii)(B)      Form of Addendum to Fund Accounting Servicing
                             Agreement++

               (iii)         Form of Fulfillment Servicing Agreement**

              (i)            Opinion and consent of counsel (filed herewith)

              (j)            Consent of Independent Auditors (filed herewith)

              (k)            Financial statements omitted from prospectus - None

              (l)            Letter of investment intent**

              (m)(i) Investor Class Plan pursuant to Rule 12b-1 (filed herewith)

                (ii) Advisor Class Plan pursuant to Rule 12b-1 (filed herewith)

                (iii) Broker Class Plan pursuant to Rule 12b-1 (filed herewith)

              (n)            Plan pursuant to Rule 18f-3 (filed herewith)

-------
* Incorporated herein by reference from the Trust's Initial Registration Statement on Form N-1A filed with the Securities and Exchange Commission on June 6, 1997 via EDGAR, Accession No. 0000898432-97-000314.

** Incorporated herein by reference from the Pre-effective Amendment No. 1 to the Trust's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on September 17, 1997 via EDGAR, Accession No. 0000898432-97-000410.

*** Incorporated herein by reference from the Post-effective Amendment No. 1 to the Trust's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on June 15, 1998 via EDGAR, Accession No. 0000898432-98-000498.

++ Incorporated herein by reference from the Post-effective Amendment No. 2 to the Trust's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on November 30, 1998 via EDGAR, Accession No. 0000898432-98-000804.

Item 24. Persons Controlled by or under
         Common Control with Registrant
         ------------------------------

         None.

Item 25. Indemnification
         ---------------

         Article XI, Section 2 of the Trust's Declaration of Trust provides that:

         (a) Subject to the  exceptions and  limitations  contained in paragraph
(b) below:

             (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust and/or by the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof;

             (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while a Covered Person is in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

         (b) No indemnification shall be provided hereunder to a Covered Person:

             (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (B) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust; or

             (ii) in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry or full investigation); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent legal counsel.

         (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law.

         (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust if it is ultimately determined that he or she is not entitled to indemnification under this Section 2; provided, however, that:

             (i) such Covered Person shall have provided appropriate security for such undertaking,

             (ii) the Trust is insured against losses arising out of any such advance payments, or

             (iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

         According to Article XII, Section 1 of the Declaration of Trust, the Trust is a trust and not a partnership. Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust, a particular Series or the Trustees. A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         Article XII,  Section 2 provides  that,  subject to the  provisions  of
Section 1 of Article XII and to Article XI, the Trustees are not liable for errors of judgment or mistakes of fact or law, or for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice.

Item 26. Business and Other Connections of Investment Adviser
         ----------------------------------------------------

         Rafferty Asset Management, LLC (the "Adviser"), 1311 Mamaroneck Avenue, White Plains, New York 10605, offers investment advisory services. Information as to the officers and directors of the Adviser is included in its current Form ADV filed with the Securities and Exchange Commission (Registration Number 801-54679) and is incorporated herein by reference.

Item 27. Principal Underwriter
         ---------------------

         (a) Rafferty Capital Markets, Inc., 1311 Mamaroneck Avenue, White Plains, New York 10605, serves as principal underwriter for the Potomac Funds, Badgley Funds, Homestate Group and Texas Capital Value Funds.

         (b) The director and officers of Rafferty Capital Markets, Inc. are:



                             Positions and Offices with                  Position and Offices
         Name                        Underwriter                             with Registrant
         ----                --------------------------                  --------------------

Thomas A. Mulrooney                  President                            Chief Operating Officer

Derek B. Park                        Senior Vice President,               None
                                     Equity

Lawrence C. Rafferty                 Director                             Chief Executive Officer,
                                                                          Chairman of the
                                                                          Board of Trustees

Stephen P. Sprague                   CFO/FINOP                            Treasurer, Controller,
                                                                          and Assistant Secretary


The principal business address of each of the persons listed above is 1311 Mamaroneck Avenue, White Plains, New York 10605.

Item 28. Location of Accounts and Records
         --------------------------------

         The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained in the physical possession of the Potomac Funds' investment adviser, administrator, custodian, subcustodian, or transfer agent.

Item 29. Management Services
         -------------------

         Not applicable.

Item 30. Undertakings
         ------------

         Registrant   hereby  undertakes  to  furnish  each  person  to  whom  a prospectus is delivered a copy of its latest annual report to Shareholders, upon request and without charge.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 5 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of White Plains and the State of New York on November 15, 1999.

                                  POTOMAC FUNDS


                                  By: Lawrence C. Rafferty*
                                      -----------------------
                                      Lawrence C. Rafferty
                                      Chief Executive Officer

Attest:


Timothy P. Hagan*
----------------------------
Timothy P. Hagan
Chief Financial Officer

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 5 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                                Title                   Date
---------                                -----                   ----

Lawrence C. Rafferty*             Chairman of the Board      November 15, 1999
---------------------------       of Trustees and Chief
Lawrence C. Rafferty              Executive Officer


Jay F. Higgins*                   Trustee                    November 15, 1999
---------------------------
Jay F. Higgins


Daniel J. Byrne*                  Trustee                    November 15, 1999
---------------------------
Daniel J. Byrne


Gerald E. Shanley III*            Trustee                    November 15, 1999
---------------------------
Gerald E. Shanley III


/s/Robert J. Zutz
------------------------------------
*Robert J. Zutz, Attorney-in-Fact

                                INDEX TO EXHIBITS

Exhibit
Number            Description                                               Page
------            -----------                                               ----

(a)               Declaration of Trust*

(b)               By-Laws*

(c)               Voting trust agreement - None

(d)(i)(A)         Form of Investment Advisory Agreement**

   (i)(B) Amendment to Schedule A to Investment Advisory Agreement (filed herewith)

    (ii)(A)       Form of Fund Administration Servicing Agreement**

    (ii)(B)       Form of Addendum to Fund Administration Servicing Agreement++

(e)(i) Form of Distribution Agreement between the Potomac Funds and Rafferty Capital Markets, Inc.***

    (ii)          Form of Dealer Agreement (filed herewith)

(f)               Bonus, profit sharing contracts - None

(g)(i)            Form of Custodian Agreement**

    (ii)          Form of Addendum to Custodian Agreement++

(h)(i)(A)         Form of Transfer Agent Agreement**

   (i)(B)         Form of Addendum to Transfer Agent Agreement++

  (ii)(A)         Form of Fund Accounting Servicing Agreement**

  (ii)(B)         Form of Addendum to Fund Accounting Servicing Agreement++

 (iii)            Form of Fulfillment Servicing Agreement**

(i)               Opinion and consent of counsel (filed herewith)

(j)               Consent of Independent Auditors (filed herewith)

(k)               Financial statements omitted from prospectus - None

(l)               Letter of investment intent**

(m)(i)            Investor Class Plan pursuant to Rule 12b-1 (filed herewith)

  (ii)            Advisor Class Plan pursuant to Rule 12b-1 (filed herewith)

  (iii)           Broker Class Plan pursuant to Rule 12b-1 (filed herewith)

(n)               Plan pursuant to Rule 18f-3 (filed herewith)

-------
* Incorporated herein by reference from the Trust's Initial Registration Statement on Form N-1A filed with the Securities and Exchange Commission on June 6, 1997 via EDGAR, Accession No. 0000898432-97-000314.

** Incorporated herein by reference from the Pre-effective Amendment No. 1 to the Trust's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on September 17, 1997 via EDGAR, Accession No. 0000898432-97-000410.

*** Incorporated herein by reference from the Post-effective Amendment No. 1 to the Trust's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on June 15, 1998 via EDGAR, Accession No. 0000898432-98-000498.

++ Incorporated herein by reference from the Post-effective Amendment No. 2 to the Trust's Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on November 30, 1998 via EDGAR, Accession No. 0000898432-98-000804.